                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY

================================================================================



                            VINTAGE PETROLEUM, INC.



                                       TO



                            THE CHASE MANHATTAN BANK

                                    Trustee


                                   Indenture



                          Dated as of January 26, 1999


                   9 3/4% SENIOR SUBORDINATED NOTES DUE 2009




================================================================================

                                TABLE OF CONTENTS
                                    --------
                                                                           PAGE
                                                                           ----
                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions.....................................................1
               Act...........................................................1
               Additional Assets.............................................2
               Adjusted Consolidated Net Tangible Assets.....................2
               Affiliate.....................................................3
               Asset Sale....................................................3
               Authenticating Agent..........................................4
               Average Life..................................................4
               Bank Credit Facilities........................................4
               Board of Directors............................................4
               Board Resolution..............................................5
               Business Day..................................................5
               Capital Lease Obligation......................................5
               Capital Stock.................................................5
               Change of Control.............................................5
               Change of Control Offer.......................................6
               Change of Control Payment Date................................6
               Commission....................................................6
               Company.......................................................6
               Company Request or Company Order..............................6
               Consolidated Interest Coverage Ratio..........................6
               Consolidated Interest Expense.................................7
               Consolidated Net Income.......................................7
               Consolidated Net Worth........................................8
               Corporate Trust Office........................................8
               corporation...................................................8
               Covenant Defeasance...........................................8
               CUSIP Number..................................................8
               Default.......................................................9
               Defaulted Interest............................................9
               Defeasance....................................................9
               Depositary....................................................9
               Designated Senior Indebtedness................................9
               Dollar-Denominated Production Payments........................9
               EBITDA........................................................9
               8-5/8% Indenture.............................................10
               8-5/8% Notes.................................................10
               Event of Default.............................................10
               Excess Proceeds..............................................10
               Exchange Act.................................................10
               Exchanged Properties.........................................10
               Exchange Rate Contract.......................................10
               Expiration Date..............................................10
               Expiry Date..................................................10
               Fair Market Value............................................10
               Foreign Subsidiary...........................................10
               Global Security..............................................11
               Guarantee....................................................11
               Hedging Agreements...........................................11
               Holder.......................................................11
               Incur........................................................11

               Indebtedness.................................................12
               Indenture....................................................12
               Interest Payment Date........................................12
               Interest Rate Protection Agreement...........................12
               Investment...................................................13
               Investment Company Act.......................................13
               Issue Date...................................................13
               Legal Holiday................................................13
               Lien.........................................................13
               Liquid Securities............................................13
               Maturity.....................................................14
               Material Change..............................................14
               Moody's......................................................14
               Net Available Cash...........................................14
               Net Working Capital..........................................15
               9% Indenture.................................................15
               9% Notes.....................................................15
               Notice of Default............................................15
               Officers' Certificate........................................15
               OID..........................................................15
               Oil and Gas Business.........................................15
               Oil and Gas Liens............................................15
               Oil and Gas Purchase and Sale Contract.......................16
               Opinion of Counsel...........................................16
               Original Securities..........................................16
               Outstanding..................................................16
               paid in full or payment in full..............................17 pari passu...................................................17
               Pari Passu Indebtedness......................................17
               Participants.................................................17
               pay the Securities...........................................17
               Paying Agent.................................................17
               Payment Blockage Notice......................................17
               Payment Blockage Period......................................17
               Permitted Business Investments...............................17
               Permitted Designee...........................................18
               Permitted Holders............................................18
               Permitted Indebtedness.......................................18
               Permitted Investments........................................19
               Permitted Liens..............................................20
               Permitted Short-Term Investments.............................20
               Person.......................................................21
               Predecessor Security.........................................21
               Preferred Stock..............................................21
               Prepayment Offer.............................................21
               Prepayment Offer Notice......................................21
               primary obligor..............................................23
               Production Payments and Reserve Sales........................23
               Property.....................................................23
               Public Equity Offering.......................................24
               Purchase Amount..............................................24
               Purchase Date................................................24
               Purchase Price...............................................24
               Redeemable Stock.............................................24
               Redemption Date..............................................24

               Redemption Price.............................................24
               Registrar....................................................24
               Regular Record Date..........................................24
               Remaining Excess Proceeds....................................24
               Representative...............................................24
               Restricted Payment...........................................24
               Restricted Subsidiary........................................25
               Sale and Leaseback Transaction...............................25
               Securities...................................................25
               Securities Act...............................................25
               Security Register and Security Registrar.....................25
               Senior Indebtedness..........................................25
               Special Record Date..........................................26
               S&P..........................................................26
               Stated Maturity..............................................26
               Subsidiary...................................................26
               Surviving Entity.............................................26
               Transaction Date.............................................26
               Trust Indenture Act..........................................26
               Trust Officer................................................27
               Trustee......................................................27
               Unrestricted Subsidiary......................................27
               U.S. GAAP ...................................................27
               U.S. Government Obligation...................................27
               Vice President...............................................27
               Volumetric Production Payments...............................27
               Voting Redeemable Stock......................................27
               Voting Stock.................................................28
               Wholly Owned Subsidiary......................................28

SECTION 102.  Compliance Certificates and Opinions..........................28
SECTION 103.  Form of Documents Delivered to Trustee........................28
SECTION 104.  Acts of Holders; Record Dates.................................29
SECTION 105.  Notices, Etc., to Trustee and Company.........................31
SECTION 106.  Notice to Holders; Waiver.....................................32
SECTION 107.  Conflict with Trust Indenture Act.............................32
SECTION 108.  Effect of Headings, Table of Contents and
                Cross-Reference Sheet.......................................33
SECTION 109.  Successors and Assigns........................................33
SECTION 110.  Separability Clause...........................................33
SECTION 111.  Benefits of Indenture.........................................33
SECTION 112.  Governing Law.................................................33
SECTION 113.  Legal Holidays................................................33


                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.  Form of Securities............................................34
SECTION 202.  Form of Face of Securities....................................35
SECTION 203.  Form of Reverse of Securities.................................35
SECTION 204.  Form of Trustee's Certificate of Authentication...............35

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Amount of Securities; Issuable in Series......................35
SECTION 302.  Denominations.................................................37
SECTION 303.  Execution, Authentication, Delivery and Dating................37
SECTION 304.  Temporary Securities..........................................38
SECTION 305.  Registration, Registration of Transfer and Exchange...........39
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..............41
SECTION 307.  Payment of Interest; Interest Rights Preserved................42
SECTION 308.  Persons Deemed Owners.........................................43
SECTION 309.  Cancellation..................................................44
SECTION 310.  Computation of Interest.......................................44
SECTION 311.  CUSIP Numbers.................................................44


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.......................44
SECTION 402.  Application of Trust Money....................................46


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default..............................................46
SECTION 502.  Acceleration of Maturity; Rescission and Annulment.............48
SECTION 503.  Collection of Indebtedness and Suits for Enforcement
                by Trustee...................................................49
SECTION 504.  Trustee May File Proofs of Claim...............................49
SECTION 505.  Trustee May Enforce Claims Without Possession
                of Securities................................................50
SECTION 506.  Application of Money Collected.................................50
SECTION 507.  Limitation on Suits............................................50
SECTION 508.  Unconditional Right of Holders To Receive Principal,
                Premium and Interest.........................................51
SECTION 509.  Restoration of Rights and Remedies.............................51
SECTION 510.  Rights and Remedies Cumulative.................................52
SECTION 511.  Delay or Omission Not Waiver...................................52
SECTION 512.  Control by Holders.............................................52
SECTION 513.  Waiver of Past Defaults........................................52
SECTION 514.  Undertaking for Costs..........................................53
SECTION 515.  Waiver of Usury, Stay or Extension Laws........................53

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities...........................53
SECTION 602.  Notice of Defaults............................................54
SECTION 603.  Certain Rights of Trustee.....................................54
SECTION 604.  Trustee's Disclaimer..........................................55
SECTION 605.  May Hold Securities...........................................55
SECTION 606.  Money Held in Trust...........................................55
SECTION 607.  Compensation and Reimbursement................................56
SECTION 608.  Conflicting Interests.........................................56
SECTION 609.  Corporate Trustee Required; Eligibility.......................57
SECTION 610.  Resignation and Removal; Appointment of Successor.............57
SECTION 611.  Acceptance of Appointment by Successor........................58
SECTION 612.  Merger, Conversion, Consolidation or Succession
                to Business.................................................59
SECTION 613.  Preferential Collection of Claims Against Company.............59
SECTION 614.  Appointment of Authenticating Agent...........................59


                                  ARTICLE SEVEN

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

SECTION 701.  Company To Furnish Trustee Names and
                Addresses of Holders........................................61
SECTION 702.  Preservation of Information; Communications to Holders........61
SECTION 703.  Reports by Trustee............................................62


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on
                Certain Terms...............................................63
SECTION 802.  Successor Substituted.........................................64


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders............64
SECTION 902.  Supplemental Indentures with Consent of Holders...............65
SECTION 903.  Execution of Supplemental Indentures..........................66
SECTION 904.  Effect of Supplemental Indentures.............................67
SECTION 905.  Conformity with Trust Indenture Act...........................67
SECTION 906.  Reference in Securities to Supplemental Indentures............67
SECTION 907.  Payment for Consent...........................................67

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.....................67
SECTION 1002.  Registrar and Paying Agent.....................................68
SECTION 1003.  Money for Securities Payments To Be Held in Trust..............68
SECTION 1004.  Statement by Officers as to Default............................69
SECTION 1005.  Existence......................................................70
SECTION 1006.  Maintenance of Properties......................................70
SECTION 1007.  Payment of Taxes and Other Claims..............................70
SECTION 1008.  Limitation on Indebtedness.....................................71
SECTION 1009.  Limitation on Liens............................................71
SECTION 1010.  Limitation on Restricted Payments..............................72
SECTION 1011.  Limitation on Issuance and Sale of Capital Stock
                 of Restricted Subsidiaries...................................74
SECTION 1012.  Limitation on Asset Sales......................................74
SECTION 1013.  Incurrence of Layered Indebtedness.............................76
SECTION 1014.  Transactions with Affiliates...................................76
SECTION 1015.  Limitation on Restrictions on Distributions
                 from Restricted Subsidiaries.................................77
SECTION 1016.  Restricted and Unrestricted Subsidiaries.......................78
SECTION 1017.  Commission Reports.............................................79
SECTION 1018.  Waiver of Certain Covenants....................................80
SECTION 1019.  Mandatory Repurchase Upon a Change of Control..................80
SECTION 1020.  Further Instruments and Acts...................................81


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Election To Redeem; Notice to Trustee..........................82
SECTION 1102.  Selection by Trustee of Securities To Be Redeemed..............82
SECTION 1103.  Notice of Redemption...........................................83
SECTION 1104.  Deposit of Redemption Price....................................83
SECTION 1105.  Securities Payable on Redemption Date..........................84
SECTION 1106.  Securities Redeemed in Part....................................84
SECTION 1107.  Purchase of Securities.........................................84


                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201.  Defeasance and Discharge.......................................84
SECTION 1202.  Covenant Defeasance............................................85
SECTION 1203.  Conditions to Defeasance or Covenant Defeasance................85
SECTION 1204.  Deposited Money and U.S. Government Obligations
                   To Be Held in Trust; Miscellaneous Provisions..............87
SECTION 1205.  Reinstatement..................................................88

                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES

SECTION 1301.  Agreement to Subordinate.......................................88
SECTION 1302.  Liquidation, Dissolution and Bankruptcy........................89
SECTION 1303.  Default on Senior Indebtedness.................................89
SECTION 1304.  Acceleration of Payment of Securities..........................90
SECTION 1305.  When Distribution Must Be Paid Over............................90
SECTION 1306.  Subrogation....................................................91
SECTION 1307.  Relative Rights................................................91
SECTION 1308.  Subordination May Not Be Impaired by Company...................91
SECTION 1309.  Rights of Trustee and Paying Agent.............................91
SECTION 1310.  Distribution or Notice to Representative.......................92
SECTION 1311.  Trust Moneys Not Subordinated..................................92
SECTION 1312.  Trustee Entitled To Rely.......................................92
SECTION 1313.  Trustee To Effectuate Subordination............................93
SECTION 1314.  Trustee Not Fiduciary for Holders of Senior Indebtedness.......93
SECTION 1315.  Reliance by Holders of Senior Indebtedness
                 on Subordination Provisions..................................93
SECTION 1316.  Proofs of Claim................................................93
SECTION 1317.  Rights of Trustee as Holder of Senior Indebtedness;
                 Preservation of Trustee's Rights ............................94
SECTION 1318.  Article Applicable to Paying Agents............................94
SECTION 1319.  Defeasance of this Article Thirteen............................94


                                ARTICLE FOURTEEN

                             CONCERNING THE HOLDERS

SECTION 1401.  Identification of Company-Owned Securities.....................94
SECTION 1402.  Revocation of Consents.........................................95


                                 ARTICLE FIFTEEN

                                HOLDERS' MEETINGS

SECTION 1501.  Purposes of Meetings...........................................95
SECTION 1502.  Call of Meetings by Trustee....................................95
SECTION 1503.  Call of Meetings by Company or Holders.........................96
SECTION 1504.  Qualifications for Voting......................................96
SECTION 1505.  Regulations....................................................96
SECTION 1506.  Voting.........................................................98
SECTION 1507.  No Delay of Rights by Meeting..................................98


                                 ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 1601.  Indenture and Securities Solely Corporate Obligations..........98
SECTION 1602.  Execution in Counterparts......................................99

TESTIMONIUM..................................................................100
SIGNATURE AND SEALS..........................................................100
ACKNOWLEDGMENT..........................................................101, 102

APPENDIX A         Provisions Relating to Initial Securities
                   and Exchange Securities

EXHIBIT 1 TO
  APPENDIX A       Form of Initial Security

EXHIBIT A          Form of Exchange Security

         INDENTURE, dated as of January 26, 1999, between VINTAGE PETROLEUM, INC., a Delaware corporation (herein called the "Company"), having its principal office at 4200 One Williams Center, Tulsa, OK 74172, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 9 3/4% Senior Subordinated Notes Due 2009 to be issued, from time to time, in one or more series as in this Indenture provided (the "Initial Securities") and, if and when issued pursuant to a registered or private exchange for the Initial Securities, the Company's 9 3/4% Senior Subordinated Notes Due 2009 (the "Exchange Securities" and, together with the Initial Securities, the "Securities").

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP; provided, however, that for the avoidance of any possible doubt, any act or condition in accordance herewith and permitted hereunder when taken, created or occurring shall not become a violation of any provision of this Indenture as a result of a subsequent change in U.S. GAAP;

         (4) any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (6) all dollar amounts are expressed in United States dollars.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Additional Assets" means (i) any property (other than cash, cash equivalents or securities) used in any business in which the Company or any Restricted Subsidiary is engaged as of the date of the Indenture or any business ancillary thereto, (ii) Investments in any other Person engaged in the Oil and Gas Business or any business ancillary thereto (including the acquisition from third parties of Capital Stock of such Person) as a result of which such other Person becomes a Restricted Subsidiary in compliance with Section 1016), (iii) the acquisition from third parties of Capital Stock of a Restricted Subsidiary,
(iv) the costs of acquiring, exploiting, developing and exploring in respect of oil and gas properties or (v) Permitted Business Investments.

         "Adjusted Consolidated Net Tangible Assets" means (without duplication), as of the date of determination, (a) the sum of (i) discounted future net revenues from proved oil and gas reserves of the Company and its Restricted Subsidiaries calculated in accordance with Commission guidelines before any state, federal or foreign income taxes, as estimated by a nationally recognized firm of independent petroleum engineers in a reserve report prepared as of the end of the Company's most recently completed fiscal year for which financial statements are available, as increased by, as of the date of determination, the estimated discounted future net revenues from (A) estimated proved oil and gas reserves acquired since the date of such year-end reserve report, and (B) estimated oil and gas reserves attributable to upward revisions of estimates of proved oil and gas reserves since the date of such year-end reserve report due to exploration, development or exploitation activities, in each case calculated in accordance with Commission guidelines (utilizing the prices utilized in such year-end reserve report), and decreased by, as of the date of determination, the estimated discounted future net revenues from (C) estimated proved oil and gas reserves produced or disposed of since the date of such year-end reserve report and (D) estimated oil and gas reserves attributable to downward revisions of estimates of proved oil and gas reserves since the date of such year-end reserve report due to changes in geological conditions or other factors which would, in accordance with standard industry practice, cause such revisions, in each case calculated in accordance with Commission guidelines (utilizing the prices utilized in such year-end reserve report); provided that, in the case of each of the determinations made pursuant to clauses (A) through
(D), such increases and decreases shall be as estimated by the Company's petroleum engineers, unless there is a Material Change as a result of such acquisitions, dispositions or revisions, in which event the discounted future net revenues utilized for purposes of this clause (a)(i) shall be confirmed in writing by a nationally recognized firm of independent petroleum engineers, (ii) the capitalized costs that are attributable to oil and gas properties of the Company and its Restricted Subsidiaries to which no proved oil and gas reserves are attributable, based on the Company's books and records as of a date no earlier than the date of the Company's latest annual or quarterly financial statements, (iii) the Net Working Capital on a date no earlier than the date of the Company's latest annual or quarterly financial statements and (iv) the greater of (A) the net book value on a date no earlier than the date of the Company's latest annual or quarterly financial statements or (B) the appraised value, as estimated by independent appraisers, of other tangible assets (including, without duplication, Investments in unconsolidated Restricted

Subsidiaries) of the Company and its Restricted Subsidiaries, as of the date no earlier than the date of the Company's latest audited financial statements, minus (b) the sum of (i) minority interests, (ii) any gas balancing liabilities of the Company and its Restricted Subsidiaries reflected in the Company's latest audited financial statements, (iii) to the extent included in (a)(i) above, the discounted future net revenues, calculated in accordance with Commission guidelines (utilizing the prices utilized in the Company's year-end reserve report), attributable to reserves which are required to be delivered to third parties to fully satisfy the obligations of the Company and its Restricted Subsidiaries with respect to Volumetric Production Payments on the schedules specified with respect thereto and (iv) the discounted future net revenues, calculated in accordance with Commission guidelines, attributable to reserves subject to Dollar-Denominated Production Payments which, based on the estimates of production and price assumptions included in determining the discounted future net revenues specified in (a)(i) above, would be necessary to fully satisfy the payment obligations of the Company and its Restricted Subsidiaries with respect to Dollar-Denominated Production Payments on the schedules specified with respect thereto. If the Company changes its method of accounting from the full cost method to the successful efforts method or a similar method of accounting, "Adjusted Consolidated Net Tangible Assets" will continue to be calculated as if the Company were still using the full cost method of accounting.

         "Affiliate" of any specified Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person or (ii) which beneficially owns or holds directly or indirectly 10% or more of any class of the Voting Stock of such specified Person or of any Subsidiary of such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Asset Sale" means, with respect to any Person, any transfer, conveyance, sale, lease or other disposition (including, without limitation, dispositions pursuant to any consolidation or merger) by such Person or any of its Restricted Subsidiaries in any single transaction or series of transactions of (a) shares of Capital Stock or other ownership interests of another Person (including Capital Stock of Unrestricted Subsidiaries) or (b) any other Property of such Person or any of its Restricted Subsidiaries; provided, however, that the term "Asset Sale" shall not include: (i) the sale or transfer of Permitted Short-Term Investments, inventory, accounts receivable or other Property in the ordinary course of business; (ii) the liquidation of Property received in settlement of debts owing to the Company or any Restricted Subsidiary as a result of foreclosure, perfection or enforcement of any Lien or debt, which debts were owing to the Company or any Restricted Subsidiary in the ordinary course of business of the Company or such Restricted

Subsidiary; (iii) when used with respect to the Company, any asset disposition permitted pursuant to Section 801 which constitutes a disposition of all or substantially all of the Company's assets; (iv) the sale or transfer of any Property by the Company or a Restricted Subsidiary to the Company or a Restricted Subsidiary; or (v) the sale or transfer of any asset with a Fair Market Value of less than $1 million.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate the Securities.

         "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each suc cessive scheduled principal or liquidation value payment of such Indebtedness or Preferred Stock, respectively, and the amount of such principal or liquidation value payment, by (ii) the sum of all such principal or liquidation value payments, provided, however, that in the case of any Indebtedness in respect of a revolving credit facility, the payment date shall be deemed to be the later of (x) the date of expiration of such facility or, if there is any interim reduction in the availability of credit thereunder, the date of such reduction to the extent of such reduction and (y) the scheduled repayment date in respect of such Indebtedness.

         "Bank Credit Facilities" means, with respect to any Person, one or more debt facilities or commercial paper facilities with banks or other institutional lenders (including, without limitation, the credit facility pursuant to the Credit Agreement, dated September 11, 1998, as amended, among the Company and certain banks) providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or trade letters of credit. Notwithstanding the foregoing, for purposes of determining whether Indebtedness under Bank Credit Facilities constitutes Permitted Indebtedness and only for such purposes, Indebtedness Incurred in reliance on clause (a) of Section 1008 shall not be deemed to constitute Indebtedness Incurred in reliance on the exception provided by clause
(b) or clause (l) of the definition of Permitted Indebtedness. Notwithstanding anything to the contrary herein, the principal amount outstanding on the Issue Date under Bank Credit Facilities, together with accrued and unpaid interest thereon (if any) on the Issue Date, shall be Senior Indebtedness for purposes of this Indenture.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each day that is not a Legal Holiday.

         "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other arrangement conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with U.S. GAAP. For purposes of
Section 1009, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased.

         "Capital Stock" in any Person means any and all shares, interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to subscribe for or to acquire an equity interest in such Person; provided, however, that "Capital Stock" shall not include Redeemable Stock.

         "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any one or more of the Permitted Holders, becomes the "beneficial owner" (as defined in Rules 13d- 3 and 13d-5 under the Exchange Act) of 50% or more of the total voting power of all classes of the Voting Stock of the Company and/or warrants or options to acquire such Voting Stock, calculated on a fully diluted basis; (ii) the sale, lease, conveyance or transfer of all or substantially all of the assets of the Company (other than to any Wholly Owned Subsidiary) shall have occurred; (iii) the stockholders of the Company shall have approved any plan of liquidation or dissolution of the Company; (iv) the Company consolidates with or merges into another Person or any Person consolidates with or merges into the Company in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is reclassified into or exchanged for cash, securities or other property, other than any such transaction where (a) the outstanding Voting Stock of the Company is reclassified into or exchanged for Voting Stock of the surviving corporation that is Capital Stock and (b) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation immediately after such transaction in substantially the same proportion as before the transaction; or (v) during any period of two consecutive years, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Company's Board of Directors then in office.

         "Change of Control Offer" has the meaning specified in Section 1019.

         "Change of Control Payment Date" has the meaning specified in Section 1019.

         "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Interest Coverage Ratio" means, as of the date of the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio (the "Transaction Date"), the ratio of (i) the aggregate amount of EBITDA of the Company and its consolidated Restricted Subsidiaries for the four full fiscal quarters immediately prior to the Transaction Date for which financial statements are available to (ii) the aggregate Consolidated Interest Expense of the Company and its Restricted Subsidiaries that is anticipated to accrue during a period consisting of the fiscal quarter in which the Transaction Date occurs and the three fiscal quarters immediately subsequent thereto (based upon the pro forma amount and maturity of, and interest payments in respect of, Indebtedness of the Company and its Restricted Subsidiaries expected by the Company to be outstanding on the Transaction Date), assuming for the purposes of this measurement the continuation of market interest rates prevailing on the Transaction Date and base interest rates in respect of floating interest rate obligations equal to the base interest rates on such obligations in effect as of the Transaction Date; provided, that if the Company or any of its Restricted Subsidiaries is a party to any Interest Rate Protection Agreement which would have the effect of changing the interest rate on any Indebtedness of the Company or any of its Restricted Subsidiaries for such four quarter period (or a portion thereof), the resulting rate shall be used for such four quarter period or portion thereof; provided further that any Consolidated Interest Expense with respect to Indebtedness Incurred or retired by the Company or any of its Restricted Subsidiaries during the fiscal quarter in which the Transaction Date occurs shall be calculated as if such Indebtedness was so Incurred or retired on the first day of the fiscal quarter in which the Transaction Date occurs. In addition, if since the beginning of the four full fiscal quarter period preceding the Transaction Date, (x) the Company or any of its Restricted Subsidiaries shall have engaged in any Asset Sale, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale for such period calculated on a pro forma basis as if such Asset Sale and any related retirement of Indebtedness had occurred on the first day of such period or (y) the Company or any of its Restricted Subsidiaries shall have acquired any material assets, EBITDA shall be calculated on a pro forma basis as if such asset acquisitions had occurred on the first day of such four fiscal quarter period.

         "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, (i) the sum of (a) the aggregate amount of cash and non-cash interest expense (including capitalized interest) of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with U.S. GAAP in respect of Indebtedness (including, without limitation, (A) any amortization of debt discount, (B) net costs associated with Interest Rate Protection Agreements (including any amortization of discounts), (C) the interest portion of any deferred payment obligation, (D) all accrued interest, and (E) all commissions, discounts, commitment fees, origination fees and other fees and charges owed with respect to Bank Credit Facilities and other Indebtedness) paid, accrued or scheduled to be paid or accrued during such period; (b) Redeemable Stock dividends of such Person (and of its Restricted Subsidiaries if paid to a Person other than such Person or its Wholly Owned Subsidiaries) declared and payable other than in kind; (c) the portion of any rental obligation of such Person or its Restricted Subsidiaries in respect of any Capital Lease Obligation allocable to interest expense in accordance with U.S. GAAP; (d) the portion of any rental obligation of such Person or its Restricted Subsidiaries in respect of any Sale and Leaseback Transaction allocable to interest expense (determined as if such obligation were treated as a Capital Lease Obligation); and (e) to the extent any Indebtedness of any other Person (other than Restricted Subsidiaries) is Guaranteed by such Person or any of its Restricted Subsidiaries, the aggregate amount of interest paid, accrued or scheduled to be paid or accrued by such other Person during such period attributable to any such Indebtedness; less (ii) to the extent included in (i) above, amortization or write-off of deferred financing costs of such Person and its Restricted Subsidiaries during such period; in the case of both (i) and (ii) above, after elimination of intercompany accounts among such Person and its Restricted Subsidiaries and as determined in accordance with U.S. GAAP.

         "Consolidated Net Income" of any Person means, for any period, the aggregate net income (or net loss, as the case may be) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with U.S. GAAP; provided that there shall be excluded therefrom, without duplication, (i) items classified as extraordinary (other than the tax benefit of the utilization of net operating loss carry-forwards and alternative minimum tax credits); (ii) any gain or loss, net of taxes, on the sale or other disposition of assets (including the Capital Stock of any other Person) in excess of $5.0 million, from any sale or disposition, or series of related sales or dispositions (but in no event shall this clause (ii) apply to the sale of oil and gas inventories in the ordinary course of business); (iii) the net income of any Subsidiary of such specified Person to the extent the transfer to that Person of that income is restricted by contract or otherwise, except for any cash dividends or cash distributions actually paid by such Subsidiary to such Person during such period; (iv) the net income (or loss) of any other Person in which such specified Person or any of its Restricted Subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of such specified Person in accordance with U.S. GAAP or is an interest in a consolidated Unrestricted Subsidiary), except to the extent of the amount of cash dividends or other cash distributions actually paid to such Person or its Restricted Subsidiaries by such other Person during such period;
(v) the net income of any Person acquired by such specified Person or any of its Restricted Subsidiaries in a pooling-of-interests transaction for any period prior to the date of such acquisition; (vi) any gain or loss, net of taxes, realized on the termination of any employee pension benefit plan; (vii) any adjustments of a deferred tax liability or asset pursuant to Statement of Financial Accounting Standards No. 109 which result from changes in enacted tax laws or rates; (viii) the cumulative effect of a change in accounting principles; and (ix) impairment losses on oil and gas properties.

         "Consolidated Net Worth" of any Person means the stockholders' equity of such Person and its Restricted Subsidiaries, as determined on a consolidated basis in accordance with U.S. GAAP, less (to the extent included in stockholders' equity) amounts attributable to Redeemable Stock of such Person or its Restricted Subsidiaries.

         "Corporate Trust Office" means the office of the Trustee in The Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be principally administered and which at the date hereof is located at 450 West 33rd Street, New York, NY 10001.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Covenant Defeasance" has the meaning specified in
Section 1202.

         "CUSIP Number" means, with respect to the Securities, an identification number assigned to such security pursuant to the procedures of the Committee on Uniform Security Identification Procedures and by the CUSIP Service Bureau.

         "Default" means any event, act or condition the occurrence of which is, or after notice or the passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1201.

         "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated by the Company to act as Depositary for such Securities. Initially, the Depositary shall be The Depository Trust Company, its nominees and their respective successors.

         "Designated Senior Indebtedness" means any Senior Indebtedness which has, at the time of determination, an aggregate principal amount outstanding of at least $10 million (including the amount of all undrawn commitments and matured and contingent reimbursement obligations pursuant to letters of credit thereunder) and is specifically designated in the instrument evidencing such Senior Indebtedness and is designated in a notice delivered by the Company to the holders or a Representative of the holders of such Senior Indebtedness and the Trustee as "Designated Senior Indebtedness" of the Company.

         "Dollar-Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with U.S. GAAP, together with all undertakings and obligations in connection therewith.

         "EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person and its consolidated Restricted Subsidiaries for such period, plus (a) the sum of, to the extent reflected in the consolidated income statement of such Person and its Restricted Subsidiaries for such period from which Consolidated Net Income is determined and deducted in the determination of such Consolidated Net Income, without duplication, (i) income tax expense (but excluding income tax expense relating to sales or other dispositions of assets (including the Capital Stock of any other Person) the gains and losses from which are included in the determination of such Consolidated Net Income), (ii) Consolidated Interest Expense, (iii) depreciation and depletion expense, (iv) amortization expense, (v) exploration expense, and
(vi) any other non-cash charges including, without limitation, unrealized foreign exchange losses (but excluding losses on sales or other dispositions of assets which are included in the determination of such Consolidated Net Income); less (b) the sum of, to the extent reflected in the consolidated income statement of such Person and its Restricted Subsidiaries for such period from which Consolidated Net Income is determined and added in the determination of such Consolidated Net Income, without duplication (i) income tax recovery (but excluding income tax recovery relating to sales or other dispositions of assets (including the Capital Stock of any other Person) the gains and losses from which are included in the determination of such Consolidated Net Income) and
(ii) unrealized foreign exchange gains.

         "8 5/8% Indenture" means the indenture dated as of February 5, 1997, between the Company and The Chase Manhattan Bank, as trustee, relating to the issuance of the 85/8% Notes.

         "8 5/8% Notes" means the 85/8% Senior Subordinated Notes Due 2009 of the Company, issued pursuant to the 85/8% Indenture.

         "Event of Default" has the meaning specified in Section 501.

         "Excess Proceeds" shall have the meaning specified in
Section 1012.

         "Exchange Act" means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Exchanged Properties" means oil and gas properties received by the Company or a Restricted Subsidiary in trade or as a portion of the total consideration for other such properties.

         "Exchange Rate Contract" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or any combination thereof, designed to provide protection against fluctuations in currency exchange rates.

         "Expiration Date" has the meaning specified in Section 104.

         "Expiry Date" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

         "Fair Market Value" means, with respect to any assets to be transferred pursuant to any Asset Sale or Sale and Leaseback Transaction or any non-cash consideration or property transferred or received by any Person, the fair market value of such consideration or property as determined in good faith by (i) any officer of the Company if such fair market value is less than $10 million and
(ii) the Board of Directors as evidenced by a Board Resolution if such fair market value is equal to or in excess of $10 million; provided that if such resolution indicates that such fair market value is equal to or in excess of $20 million and such transaction involves any Affiliate of the Company (other than a Restricted Subsidiary), such resolution shall be accompanied by the written opinion of an independent, nationally recognized investment banking firm or appraisal firm, in either case specializing or having a specialty in the type and subject matter of the transaction (or series of transactions) at issue, to the effect that such consideration or property is fair, from a financial point of view, to such Person.

         "Foreign Subsidiary" means a Restricted Subsidiary that is incorporated in a jurisdiction other than the United States or a

State thereof or the District of Columbia and engages in the Oil and Gas Business exclusively outside the United States of America.

         "Global Security" means a Security that evidences all or part of the Securities and bears the Global Securities Legend set forth in Exhibit 1 to Appendix A hereto or Exhibit A hereto.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any Lien on the assets of such Person securing obligations of the primary obligor and any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase or payment of) any security for the payment of such Indebtedness, (ii) to purchase Property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that a Guarantee by any Person shall not include
(i) endorsements by such Person for collection or deposit, in either case, in the ordinary course of business or (ii) a contractual commitment by one Person to invest in another Person for so long as such Investment is reasonably expected to constitute a Permitted Investment under clause (b) of the definition of Permitted Investments.

         "Hedging Agreements" means Interest Rate Protection Agreements, Exchange Rate Contracts and Oil and Gas Purchase and Sale Contracts.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), extend, assume, Guarantee or become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to U.S. GAAP or otherwise, of any such Indebtedness or obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in U.S. GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Indebtedness, becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness. For purposes of this definition, Indebtedness of the Company or a Restricted Subsidiary held by a Wholly Owned Subsidiary shall be deemed to be Incurred by the Company or such Restricted Subsidiary in the event such Wholly Owned Subsidiary ceases to be a Wholly Owned Subsidiary or in the event such Indebtedness is transferred to a Person other than the Company or a Wholly Owned Subsidiary.

         "Indebtedness" means at any time (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for borrowed money, (ii) any obligation of such Person evidenced by bonds, debentures, notes, Guarantees or other similar instruments, including, without limitation, any such obligations Incurred in connection with the acquisition of Property, assets or businesses, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property or services,
(v) any Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vii) any payment obligation of such Person under Hedging Agreements at the time of determination, (viii) any obligation to pay rent or other payment amounts of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party, and (ix) any obligation of the type referred to in clauses (i) through (viii) of this paragraph of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise; provided that Indebtedness shall not include Production Payments and Reserve Sales. For purposes of this definition, the maximum fixed repurchase price of any Redeemable Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided, however, that if such Redeemable Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability at such date in respect of any contingent obligations described above.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Interest Rate Protection Agreement" means, with respect to any Person, any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement designed to protect such Person or its Restricted Subsidiaries against fluctuations in interest rates, as in effect from time to time.

         "Investment" means, with respect to any Person, (i) any amount paid by such Person, directly or indirectly (such amount to be the fair market value of such Capital Stock, securities or Property at the time of transfer), to any other Person for Capital Stock or other Property of, or as a capital contribution to, any other Person or (ii) any direct or indirect loan or advance to any other Person (other than accounts receivable of such Person arising in the ordinary course of business); provided, however, that Investments shall not include extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and any increase in the equity ownership in any Person resulting from retained earnings of such Person.

         "Investment Company Act" means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Issue Date" means the date upon which the Original Securities first were issued and authenticated hereunder.

         "Legal Holiday" has the meaning specified in Section 113.

         "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or other), charge, easement, encumbrance, preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing). For purposes of Section 1009, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased.

         "Liquid Securities" means securities (i) of an issuer that is not an Affiliate of the Company, (ii) that are publicly traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market and (iii) as to which the Company is not subject to any restrictions on sale or transfer (including any volume restrictions under Rule 144 under the Securities Act or any other restrictions imposed by the Securities Act) or as to which a registration statement under the Securities Act covering the resale thereof is in effect for as long as the securities are held; provided, that securities meeting the requirements of clauses (i), (ii) and (iii) above shall be treated as Liquid Securities from the date of receipt thereof until and only until the earlier of (x) the date on which such securities are sold or exchanged for cash or cash equivalents and (y) 180 days following the date of receipt of such securities. In the event such securities are not sold or exchanged for cash or cash equivalents within 180 days of receipt thereof, for purposes of determining whether the transaction pursuant to which the Company or a Restricted Subsidiary received the securities was in compliance with Section 1012, such securities shall be deemed not to have been Liquid Securities at any time.

         "Maturity" means the date on which the principal of the Securities or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, pursuant to a Prepayment Offer or Change of Control Offer or otherwise.

         "Material Change" means an increase or decrease (except to the extent resulting from changes in prices) of more than 30% during a fiscal quarter in the estimated discounted future net revenues from proved oil and gas reserves of the Company and its Restricted Subsidiaries, calculated in accordance with clause (a)(i) of the definition of Adjusted Consolidated Net Tangible Assets; provided, however, that the following will be excluded from the calculation of Material Change: (i) any acquisitions during the quarter of oil and gas reserves with respect to which the Company's estimate of the discounted future net revenues from proved oil and gas reserves has been confirmed by independent petroleum engineers and (ii) any dispositions of Properties during such quarter that were disposed of in compliance with Section 1012.

         "Moody's" means Moody's Investors Service Inc., and any successor to its business or operations.

         "Net Available Cash" from an Asset Sale means cash proceeds received (including any cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, and excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to such properties or assets) therefrom, in each case net of (i) all legal, title and recording expenses, commissions and other fees and expenses incurred, and all Federal, state, foreign and local taxes required to be paid or accrued as a liability under U.S. GAAP as a consequence of such Asset Sale, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds from such Asset Sale, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale, and
(iv) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with U.S. GAAP, against any liabilities associated with the assets disposed of in such Asset Sale and retained by the Company or any Restricted Subsidiary after such Asset Sale; provided, however, that in the event that any consideration for an Asset Sale (which would otherwise constitute Net Available Cash) is required to be held in escrow pending determination of whether a purchase price adjustment will be made, such consideration (or any portion thereof) shall become Net Available Cash only at such time as it is released to such Person or its Restricted Subsidiaries from escrow; and provided further, however, that any non-cash consideration received in connection with an Asset Sale which is subsequently converted to cash shall be deemed to be Net

Available Cash at such time and shall thereafter be applied in accordance with
Section 1012.

         "Net Working Capital" means (i) all current assets of the Company and its Restricted Subsidiaries, less (ii) all current liabilities of the Company and its Restricted Subsidiaries, except current liabilities included in Indebtedness, in each case as set forth in financial statements of the Company prepared in accordance with U.S. GAAP.

         "9% Indenture" means the indenture dated as of December 20, 1995, between the Company and The Chase Manhattan Bank (formerly known as Chemical
Bank), as trustee, relating to the issuance of the 9% Notes.

         "9% Notes" means the 9% Senior Subordinated Notes Due 2005 of the Company, issued pursuant to the 9% Indenture.

         "Notice of Default" means a written notice of the kind specified in Section 501.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1004 shall be the principal executive, financial or accounting officer of the Company.

         "OID" has the meaning specified in Section 301.

         "Oil and Gas Business" means the business of exploiting, exploring for, developing, acquiring, producing, processing, gathering, marketing, storing and transporting hydrocarbons and other related energy businesses.

         "Oil and Gas Liens" means (i) Liens on any specific property or any interest therein, construction thereon or improvement thereto to secure all or any part of the costs incurred for surveying, exploration, drilling, extraction, development, operation, production, construction, alteration, repair or improvement of, in, under or on such property and the plugging and abandonment of wells located thereon (it being understood that, in the case of oil and gas producing properties, or any interest therein, costs incurred for "development" shall include costs incurred for all facilities relating to such properties or to projects, ventures or other arrangements of which such properties form a part or which relate to such properties or interests); (ii) Liens on an oil and/or gas producing property to secure obligations Incurred or guarantees of obligations Incurred in connection with or necessarily incidental to commitments for the purchase or sale of, or the transportation or distribution of, the products derived from such property; (iii) Liens arising under partnership agreements, oil and gas leases, overriding royalty agreements, net profits agreements, production payment agreements, royalty trust agreements, master limited partnership agreements, farm-out agreements, division orders, contracts for the sale, purchase, exchange, transportation, gathering or processing of oil, gas or other hydrocarbons, unitizations and pooling designations, declarations, orders and agreements, development agreements, operating agreements, production sales contracts, area of mutual interest agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or geophysical permits or agreements, and other agreements which are customary in the Oil and Gas Business, provided in all instances that such Liens are limited to the assets that are the subject of the relevant agreement; (iv) Liens arising in connection with Production Payments and Reserve Sales; and (v) Liens on pipelines or pipeline facilities that arise by operation of law.

         "Oil and Gas Purchase and Sale Contract" means, with respect to any Person, any oil and gas agreements, and other agreements or arrangements, or any combination thereof, designed to provide protection against oil and gas price fluctuations.

         "Opinion of Counsel" means a written opinion of counsel, who may be internal legal counsel for the Company, who shall be acceptable to the Trustee and who may rely as to factual matters on Officers' Certificates.

         "Original Securities" shall have the meaning set forth in
Section 301.

         "Outstanding" means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Paying Agent (other than the Company or its Wholly Owned Subsidiaries) in trust for the Holders of such Securities and the Paying Agent is not prohibited from paying such money to the Holders of Securities on that date pursuant to the terms of this Indenture; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (3)  Securities as to which Defeasance has been effected pursuant to
     Section 1201; and

         (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "paid in full" or "payment in full" has the meaning specified in
Section 1302.

         "pari passu", when used with respect to the ranking of any Indebtedness of any Person in relation to other Indebtedness of such Person, means that each such Indebtedness (a) either (i) is not subordinated in right of payment to any other Indebtedness of such Person or (ii) is subordinate in right of payment to the same Indebtedness of such person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Indebtedness of such Person as to which the other is not so subordinated.

         "Pari Passu Indebtedness" means any Indebtedness of the Company (including, without limitation, the 9% Notes and the 85/8% Notes) that is pari passu in right of payment to the Securities.

         "Participants" has the meaning specified in Section 305.

         "pay the Securities" has the meaning specified in Section 1303.

         "Paying Agent" has the meaning specified in Section 1002.

         "Payment Blockage Notice" has the meaning specified in Section 1303.

         "Payment Blockage Period" has the meaning specified in Section 1303.

         "Permitted Business Investments" means Investments and expenditures made in the ordinary course of, and of a nature that is or shall have become customary in, the Oil and Gas Business as means of actively exploiting, exploring for, acquiring, developing, processing, gathering, marketing or transporting oil and gas through agreements, transactions, interests or arrangements which permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of Oil and Gas Business jointly with third parties, including, without limitation, (i) ownership interests in oil and gas properties or gathering, transportation, processing, storage or related systems and (ii) Investments and expenditures in the form of or pursuant to operating agreements, processing agreements, farm-in agreements, farm-out agreements, development agreements, area of mutual interest agreements, unitization agreements, pooling arrangements, joint bidding agreements, service contracts, joint venture agreements, partnership agreements (whether general or limited), subscription agreements, stock purchase agreements and other similar agreements with third parties (including Unrestricted Subsidiaries).

         "Permitted Designee" means (i) a spouse or a child of a Permitted Holder, (ii) trusts for the benefit of a Permitted Holder or a spouse or child of a Permitted Holder, (iii) in the event of the death or incompetence of a Permitted Holder, his estate, heirs, executor, administrator, committee or other personal representative or (iv) any Person so long as a Permitted Holder owns at least 51% of the voting power of all classes of the Voting Stock of such Person.

         "Permitted Holders" means Charles C. Stephenson, Jr., Jo Bob Hille, S. Craig George, William C. Barnes and their Permitted Designees.

         "Permitted Indebtedness" means any and all of the following: (a) Indebtedness evidenced by the Original Securities; (b) Indebtedness under Bank Credit Facilities, provided that the aggregate principal amount of all such Indebtedness under Bank Credit Facilities, together with all Indebtedness Incurred pursuant to clause (l) of this paragraph in respect of Indebtedness previously Incurred pursuant to this clause (b), at any one time outstanding does not exceed the greater of (i) $265 million and (ii) an amount equal to the sum of (A) $100 million and (B) 15% of Adjusted Consolidated Net Tangible Assets determined as of the date of the Incurrence of such Indebtedness; provided, however, that the maximum amount available to be outstanding under Bank Credit Facilities shall be permanently reduced by the amount of Net Available Cash from Assets Sales used to permanently repay Indebtedness under Bank Credit Facilities, and not subsequently reinvested in Additional Assets or used to permanently reduce other Indebtedness to the extent permitted pursuant to
Section 1012; (c) Indebtedness to the Company or any of its Wholly Owned Subsidiaries by any of its Restricted Subsidiaries or Indebtedness of the Company to any of its Wholly Owned Subsidiaries (but only so long as such Indebtedness is held by the Company or a Wholly Owned Subsidiary); (d) Indebtedness in connection with one or more standby letters of credit, Guarantees, performance bonds or other reimbursement obligations issued in the ordinary course of business and not in connection with the borrowing of money or the obtaining of advances or credit (other than advances or credit on open account, includable in current liabilities, for goods and services in the ordinary course of business and on terms and conditions which are customary in the Oil and Gas Business and other than the extension of credit represented by such letter of credit, Guarantee or performance bond itself); (e) Indebtedness of any Person which shall merge or consolidate with or into the Company in accordance with Section 801, which was outstanding prior to such merger or consolidation; (f) Indebtedness under Interest Rate Protection Agreements entered into for the purpose of limiting interest rate risks, provided that the obligations under such agreements are related to payment obligations on Indebtedness otherwise permitted by the terms of Section 1008; (g) Indebtedness under Exchange Rate Contracts, provided that such Exchange Rate Contracts were entered into for the purpose of limiting exchange rate risks in connection with transactions entered into in the ordinary course of business; (h) Indebtedness under Oil and Gas Purchase and Sale Contracts, provided that such contracts were entered into in the ordinary course of business for the purpose of limiting risks that arise in the ordinary course of business of the Company and its Subsidiaries; (i) in-kind obligations relating to net oil or gas balancing positions arising in the ordinary course of business that are customary in the Oil and Gas Business; (j) Indebtedness outstanding on the Issue Date not otherwise permitted in clauses
(a) through (i) above; (k) Indebtedness not otherwise permitted to be Incurred pursuant to this paragraph, provided that the aggregate principal amount of all Indebtedness Incurred pursuant to this clause (k), together with all Indebtedness Incurred pursuant to clause (l) of this paragraph in respect of Indebtedness previously Incurred pursuant to this clause (k), at any one time outstanding does not exceed $25 million; (l) Indebtedness Incurred in exchange for, or the proceeds of which are used to refinance, (i) Indebtedness referred to in clauses (a) through (k) of this paragraph (including Indebtedness previously Incurred pursuant to this clause (l)) and (ii) Indebtedness Incurred pursuant to clause (a) of Section 1008; provided, however, that (i) such Indebtedness is in an aggregate principal amount not in excess of the sum of (A) the aggregate principal amount then outstanding of the Indebtedness being exchanged or refinanced and (B) an amount necessary to pay any fees and expenses, including premiums, related to such exchange or refinancing, (ii) such Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being exchanged or refinanced, (iii) such Indebtedness has an Average Life to Stated Maturity at the time such Indebtedness is Incurred that is equal to or greater than the Average Life to Stated Maturity of the Indebtedness being exchanged or refinanced, and (iv) such Indebtedness is subordinated in right of payment to Senior Indebtedness or the Securities to at least the same extent, if any, as the Indebtedness being exchanged or refinanced; (m) Indebtedness consisting of obligations in respect of purchase price adjustments, indemnities or Guarantees of the same or similar matters in connection with the acquisition or disposition of assets; and (n) accounts payable or other obligations of the Company or any Restricted Subsidiary to trade creditors created or assumed by the Company or such Restricted Subsidiary in the ordinary course of business in connection with the obtaining of goods or services.

         "Permitted Investments" means any and all of the following: (a) Permitted Short-Term Investments; (b) Investments in property, plant and equipment used in the ordinary course of business and Permitted Business Investments; (c) Investments by the Company or any Restricted Subsidiary in a Restricted Subsidiary and Investments by a Restricted Subsidiary in the Company; (d) Investments in any other Person, including the acquisition from third parties of Capital Stock of a Restricted Subsidiary or any other Person, as a result of which such other Person becomes a Restricted Subsidiary in compliance with Section 1016 or is merged into or consolidated with or transfers or conveys all or substantially all of its assets to the Company or a Restricted Subsidiary; (e) negotiable instruments held for collection; lease, utility and other similar deposits; or stock, obligations or securities received in settlement of debts owing to the Company or any of its Restricted Subsidiaries as a result of foreclosure, perfection or enforcement of any Lien or Indebtedness, in each of the foregoing cases in the ordinary course of business of the Company or such Restricted Subsidiary; (f) Investments in Persons in the Oil and Gas Business (other than Restricted Subsidiaries) intended to promote the Company's strategic business objectives in an amount not to exceed $20 million at any one time outstanding; (g) loans made (i) to officers, directors and employees of the Company or any Subsidiary approved by the Board of Directors (or by a duly authorized officer), the proceeds of which are used solely to exercise stock options received pursuant to an employee stock option plan or other incentive plan, in a principal amount not to exceed the exercise price of such stock options, and (ii) to refinance loans, together with accrued interest thereon, made pursuant to this clause (g); (h) advances and loans to officers, directors and employees of the Company or any Subsidiary in the ordinary course of business, provided such loans and advances do not exceed $3.0 million at any one time outstanding; (i) Investments in the form of securities received from Asset Sales, provided that such Asset Sales are made in compliance with Section 1012; and (j) Investments pursuant to any agreement or obligation of the Company or any of its Restricted Subsidiaries as in effect on the Issue Date (other than Investments described in clauses (a) through (i) above).

         "Permitted Liens" shall have the meaning specified in Section 1009.

         "Permitted Short-Term Investments" means (a) Investments in U.S. Government Obligations maturing within one year of the date of acquisition thereof, (b) Investments in demand accounts, time deposit accounts, certificates of deposit, bankers acceptances and money market deposits maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any State thereof that is a member of the Federal Reserve System having capital, surplus and undivided profits aggregating in excess of $500 million and whose long-term indebtedness is rated "A" (or higher) according to Moody's, (c) Investments in demand accounts, time deposit accounts, certificates of deposit, bankers acceptances and money market deposits maturing within one year of the date of acquisition thereof issued by a Canadian bank to which the Bank Act (Canada) applies having capital, surplus and undivided profits aggregating in excess of $500 million, (d)

Investments in deposits available for withdrawal on demand with any commercial bank which is organized under the laws of any country in which the Company or any Restricted Subsidiary maintains an office or is engaged in the Oil and Gas Business, provided that (i) all such deposits have been made in such accounts in the ordinary course of business and (ii) such deposits do not at any one time exceed $20 million in the aggregate, (e) repurchase and reverse repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) entered into with a bank meeting the qualifications described in either clause (b) or (c), (f) Investments in commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any State thereof with a rating at the time as of which any Investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, and (g) Investments in any money market mutual fund having assets in excess of $250 million substantially all of which consist of other obligations of the types described in clauses (a), (b), (e) and (f) hereof.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends and/or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person; provided, however, that "Preferred Stock" shall not include Redeemable Stock.

         "Prepayment Offer" has the meaning specified in Section 1012(c).

         "Prepayment Offer Notice" means a written notice of a Prepayment Offer sent by the Company by first-class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Prepayment Offer offering to purchase up to the principal amount of Securities specified in such Prepayment Offer at the purchase price specified in such Prepayment Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Prepayment Offer Notice shall specify an expiry date (the "Expiry Date") of the Prepayment Offer which shall be, subject to any contrary requirements of applicable law, and a settlement date (the

"Purchase Date") for purchase of the Securities which shall be, subject to any contrary requirements of applicable law, not less than 30 days nor more than 60 days after the date the Prepayment Offer Notice is mailed. The Prepayment Offer Notice shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Prepayment Offer, which at a minimum will include (i) the Company's most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (which requirements may be satisfied by delivery of such documents together with the Prepayment Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i), (iii) if applicable, appropriate pro forma financial information concerning the Prepayment Offer, (iv) a description of the events requiring the Company to make the Prepayment Offer, (v) a description of the procedure which Holders must follow and any other information necessary to enable such Holders to tender Securities pursuant to the Prepayment Offer, (vi) a description of the procedure which Holders must follow and any other information necessary to enable such Holders to withdraw an election to tender Securities for payment, and (vi) any other information required by applicable law to be included therein. The Prepayment Offer Notice shall also state:

         (1)  the Expiry Date and the Purchase Date;

         (2) that any Securities (or any portion thereof) accepted for payment (and duly paid on the Purchase Date) pursuant to the Prepayment Offer shall cease to accrue interest after the Purchase Date;

         (3) the aggregate principal amount of the Securities offered to be purchased by the Company pursuant to the Prepayment Offer (including, if less than 100%, the manner by which such has been determined pursuant to the Indenture) (the "Purchase Amount");

         (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

         (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

         (6) the place or places where Securities are to be surrendered for tender pursuant to the Prepayment Offer;

         (7) that each Holder electing to tender a Security pursuant to the Prepayment Offer will be required to surrender such Security at the place or places specified in the Prepayment Offer Notice prior to the close of business on the Expiry Date

(such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

         (8) that Holders will be entitled to withdraw all or any portion of the Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiry Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

         (9) that if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Prepayment Offer, the Company shall purchase all such Securities; and

         (10) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Prepayment Offer Notice shall be governed by and effected in accordance with
Section 1012.

         "primary obligor" has the meaning specified in the definition of "Guarantee" set forth in this Section 101.

         "Production Payments and Reserve Sales" means the grant or transfer to any Person of a royalty, overriding royalty, net profits interest, production payment (whether volumetric or dollar denominated), master limited partnership interest or other interest in oil and gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties where the holder of such interest has recourse solely to such production or proceeds of production, subject to the obligation of the grantor or transferor to operate and maintain, or cause the subject interests to be operated and maintained, in a reasonably prudent manner or other customary standard or subject to the obligation of the grantor or transferor to indemnify for environmental matters.

         "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person (but excluding Capital Stock or other securities issued by such first mentioned Person).

         "Public Equity Offering" means an underwritten public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act.

         "Purchase Amount" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

         "Purchase Date" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

         "Purchase Price" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

         "Redeemable Stock" of any Person means any equity security of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise (including on the happening of an event), is or could become required to be redeemed for cash or other Property or is or could become redeemable for cash or other Property at the option of the holder thereof, in whole or in part, on or prior to the first anniversary of the Stated Maturity of the Securities; or is or could become exchangeable at the option of the holder thereof for Indebtedness at any time, in whole or in part, on or prior to the first anniversary of the Stated Maturity of the Securities; provided, however, that Redeemable Stock shall not include any security by virtue of the fact that it may be exchanged or converted at the option of the holder for Capital Stock of the Company having no preference as to dividends or liquidation over any other Capital Stock of the Company.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registrar" has the meaning specified in Section 1002.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means the date specified for that purpose in the Securities.

         "Remaining Excess Proceeds" shall have the meaning specified in Section 1012.

         "Representative" means the trustee, agent or representative expressly authorized to act in such capacity, if any, for an issue of Senior Indebtedness.

         "Restricted Payment" means (i) a dividend or other distribution declared or paid on the Capital Stock or Redeemable Stock of the Company or to the Company's stockholders (other than dividends, distributions or payments made solely in Capital Stock of the Company), or declared and paid to any Person other than the Company or any of its Restricted Subsidiaries on the Capital

Stock or Redeemable Stock of any Restricted Subsidiary, (ii) a payment made by the Company or any of its Restricted Subsidiaries (other than to the Company or any Restricted Subsidiary) to purchase, redeem, acquire or retire any Capital Stock or Redeemable Stock of the Company or of a Restricted Subsidiary, (iii) a payment made by the Company or any of its Restricted Subsidiaries to redeem, repurchase, defease or otherwise acquire or retire for value (including pursuant to mandatory repurchase covenants), prior to any scheduled maturity, scheduled sinking fund or scheduled mandatory redemption, Indebtedness of the Company which is subordinate (whether pursuant to its terms or by operation of law) in right of payment to the Securities, (iv) an Investment by the Company or a Restricted Subsidiary in any Person other than the Company or a Restricted Subsidiary, or (v) the sale or issuance of Capital Stock of a Restricted Subsidiary to a Person other than the Company or another Restricted Subsidiary if the result thereof is that such Restricted Subsidiary shall cease to be a Restricted Subsidiary, in which event the amount of such "Restricted Payment" shall be the Fair Market Value of the remaining interest in such former Restricted Subsidiary held by the Company and its other Restricted Subsidiaries.

         "Restricted Subsidiary" means any Subsidiary of the Company that has not been designated an Unrestricted Subsidiary in the manner provided in Section 1016.

         "Sale and Leaseback Transaction" means, with respect to any Person, any direct or indirect arrangement (excluding, however, any such arrangement between such Person and a Wholly Owned Subsidiary of such Person or between one or more Wholly Owned Subsidiaries of such Person) pursuant to which Property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries.

         "Securities" has the meaning stated in the preamble of this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means (i) all obligations consisting of the principal of and premium, if any, and accrued and unpaid interest in respect of
(A) Indebtedness of the Company for borrowed money and (B) Indebtedness evidenced by notes, debentures, bonds or other similar instruments permitted under this Indenture for the payment of which the Company is responsible or liable; (ii) all Capital Lease Obligations of the Company; (iii) all obligations of the Company (A) for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction, (B) under Hedging Agreements or (C) issued or assumed as the deferred purchase price of property and all conditional sale obligations of the Company and all obligations under any title retention agreement permitted under this Indenture; and (iv) all obligations of other persons of the type referred to in clauses (i) and (ii) for the payment of which the Company is responsible or liable as Guarantor; provided that Senior Indebtedness does not include (i) Pari Passu Indebtedness or Indebtedness of the Company that is by its terms subordinate in right of payment to the Securities;
(ii) any Indebtedness Incurred in violation of the provisions of this Indenture;
(iii) accounts payable or any other obligations of the Company to trade creditors created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services; (iv) in-kind obligations relating to net oil and gas balancing positions; or (v) any liability for Federal, state, local or other taxes owed or owing by the Company.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "S&P" means Standard & Poor's Ratings Group and any successor to its business or operations.

         "Stated Maturity", when used with respect to any security or any installment of principal thereof or interest thereon, means the date specified in such security as the fixed date on which the principal of such security or such installment of principal or interest is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

         "Subsidiary" of a Person means (a) another Person which is a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned or controlled by (i) the first Person, (ii) the first Person and one or more of its Subsidiaries, or (iii) one or more of the first Person's Subsidiaries or (b) another Person which is not a corporation (x) at least 50% of the ownership interest of which and (y) the power to elect or direct the election of a majority of the directors or other governing body of which are controlled by Persons referred to in clauses (i), (ii) or (iii) above.

         "Surviving Entity" has the meaning specified in Section 801.

         "Transaction Date" has the meaning specified in the definition of "Consolidated Interest Coverage Ratio" set forth in this Section 101.

         "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the United States Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the United States Trust Indenture Act of 1939 as so amended.

         "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include the successor.

         "Unrestricted Subsidiary" means (i) each Subsidiary of the Company that the Company has designated pursuant to Section 1016 as an Unrestricted Subsidiary and (ii) any Subsidiary of an Unrestricted Subsidiary.

         "U.S. GAAP" means United States generally accepted accounting principles as in effect on the date of this Indenture, unless stated otherwise.

         "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with U.S. GAAP, together with all undertakings and obligations in connection therewith.

         "Voting Redeemable Stock" of any Person means Redeemable Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

         "Wholly Owned Subsidiary" means, at any time, a Restricted Subsidiary all of the Voting Stock of which (except directors' qualifying shares) is at the time owned, directly or indirectly, by the Company and its other Wholly Owned Subsidiaries.


SECTION 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1506.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Except as provided in Section 1402, any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities; provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in

Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to the Securities. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction or to revoke the same, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date; provided further, that the Expiration Date shall be no later than 180 days following the record date relating to such Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date to any earlier day as provided in this paragraph.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to the Securities may do so with regard to all or any part of the principal amount of such Securities or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification shall constitute a sufficient notification for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission or otherwise to or with the Company at its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this

Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.  Effect of Headings, Table of Contents and Cross-
Reference Sheet.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the internal laws of the State of New York without reference to principles of conflicts of laws.


SECTION 113.  Legal Holidays.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

         In any case where any Interest Payment Date, Redemption Date, Purchase Date, Change of Control Payment Date or Stated Maturity of any Security shall be a Legal Holiday, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in the Securities which expressly states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding day that is not a Legal Holiday with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date, Change of Control Payment Date or at the Stated Maturity, provided that no interest shall accrue from and after such Interest Payment Date, Redemption Date, Purchase Date, Change of Control Payment Date or Stated Maturity, as the case may be. If a regular record date is a Legal Holiday, the record date shall not be affected.


                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.  Form of Securities.

         The Securities of each series shall be in substantially the applicable forms set forth in Exhibit 1 to Appendix A hereto or Exhibit A hereto with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Securities of each series may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

         The Securities of each series shall be issued initially in the form of one or more permanent Global Securities in definitive, fully registered form without interest coupons in substantially the form set forth in Exhibit 1 to Appendix A hereto or Exhibit A hereto, as applicable, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee in the limited circumstances hereinafter provided.

         The Securities of each series shall be typed, printed, lithographed or engraved or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Provisions relating to the Initial Securities of each series and the Exchange Securities are set forth in Appendix A, which is hereby incorporated in and expressly made part of this Indenture. The terms of the Securities of each series set forth in Exhibit 1 to Appendix A and Exhibit A are part of the terms of this Indenture.

SECTION 202.  Form of Face of Securities.

         The face of the Initial Securities of each series shall be substantially in the form of Exhibit 1 to Appendix A, which is hereby incorporated in and expressly made a part of this Indenture. The face of the Exchange Securities shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture.


SECTION 203.  Form of Reverse of Securities.

         The reverse of the Initial Securities of each series shall be substantially in the form of Exhibit 1 to Appendix A, which is hereby incorporated in and expressly made a part of this Indenture. The reverse of the Exchange Securities shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture.


SECTION 204.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Company's 9 3/4% Senior Subordinated Notes Due 2009 referred to in the within-mentioned Indenture.

Dated:


                                            The Chase Manhattan Bank,
                                            As Trustee


                                            By
                                              ---------------------------------
                                                  Authorized Officer


                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Amount of Securities; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is $200,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1012, 1019 or 1106 or Appendix A). All Securities shall be identical in all respects other than issue price, issuance dates, title and original interest accrual dates. The Securities may be issued in one or more series; provided, however, that any Securities issued with original issue discount ("OID") for Federal income tax purposes shall not be issued as part of the same series as any Securities that are issued with a different amount of OID or are not issued with OID. All Securities of any one series shall be substantially identical except as to denomination.

         Subject to Section 303, the Trustee shall authenticate Securities for original issue on the Issue Date in the aggregate principal amount of $150,000,000 (the "Original Securities"). With respect to any Securities originally issued after the Issue Date, there shall be established in or pursuant to a resolution of the Board of Directors and set forth or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of such Securities:

                  (1) whether such Securities shall be issued as part of a new or existing series of Securities and the title of such Securities (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) the aggregate principal amount of such Securities which may be authenticated and delivered under this Indenture, which shall be in an aggregate principal amount not to exceed $50,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Section 304, 305, 306, 906, 1012, 1019 or 1106 or
         Appendix A and except for Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the issue price and issuance date of such Securities, including the date from which interest on such Securities shall accrue;

                  (4) if applicable, that such Securities shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Exhibit 1 to Appendix A and any circumstances in addition to or in lieu of those set forth in Section 2.4 of Appendix A in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (5) if applicable, that such Securities shall not be issued in the form of Initial Securities set forth in Appendix A, but shall be issued in the form of Exchange Securities as set forth in Exhibit A.

                  If any of the terms of any series are established by action taken pursuant to a resolution of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or the indenture supplemental hereto setting forth the terms of the series.

                  Notwithstanding anything to the contrary in this Section or otherwise in this Indenture, any additional issuance of Securities after the Issue Date, whether such Securities are of the same or a different series than the Original Securities, shall be in a principal amount greater than or equal to $25,000,000.

         The Trustee shall not be required to authenticate any Securities in addition to the Original Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         In authenticating such Securities after the Issue Date, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (a) that the form of such Securities has been established in conformity with the provisions of this Indenture;

         (b) that the terms of such Securities have been established in conformity with the provisions of this Indenture; and

         (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.


SECTION 302. Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 or an integral multiple thereof.


SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or by any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Secretary or any

Assistant Secretary of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         The Trustee shall, subject to Section 301, authenticate and deliver Securities for original issue in an aggregate principal amount of up to $200,000,000, upon Company Order. Such Company Order shall specify the date on which the original issue of Securities is to be authenticated and shall further provide instructions concerning registration, amounts for each Holder and delivery. The aggregate principal amount of Securities outstanding at any time may not exceed $200,000,000, except as provided in Section 306.


SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company maintained for that purpose, without charge to the

Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities, of any authorized denominations and of like series, tenor and aggregate principal amount. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company maintained pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of like series, tenor and aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities, of any authorized denominations and of like series, tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1012, 1019 or 1106 not involving any transfer.

         If the Securities are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1102 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         With respect to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and deposited with such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary. A Global Security is exchangeable for certificated Securities only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days of such notice or after it becomes aware of such cessation, (ii) the Company executes and delivers to the Trustee a notice that such Global Security shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable or (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security. Any Global Security that is exchangeable for certificated Securities pursuant to the preceding sentence will be transferred to, and registered and exchanged for, certificated Securities in authorized denominations, without legends applicable to a Global Security, and registered in such names as the Depositary holding such Global Security may direct. Subject to the foregoing, a Global Security is not exchangeable, except for a Global Security of like denomination to be registered in the name of the Depositary or its nominee. In the event that a Global Security becomes exchangeable for certificated Securities, (i) certificated Securities will be issued only in fully registered form in denominations of $1,000 or integral multiples thereof, (ii) payment of principal, any repurchase price, and interest on the certificated Securities will be payable, and the transfer of the certificated Securities will be registerable, at the office or agency of the Company maintained for such purposes, and (iii) no service charge will be made for any registration of transfer or exchange of the certificated Securities, although the Company may require payment of a sum sufficient to cover any tax or governmental charge imposed in connection therewith.

         (3) Securities issued in exchange for a Global Security or any portion thereof shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee. With respect to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1106 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         Members of, or participants in, the Depositary ("Participants") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.


SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like series, tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like series, tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

             (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

             (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

         All Securities surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such cancelled Securities.


SECTION 310.  Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311.  CUSIP Numbers.

         The Company in issuing the Securities may use CUSIP numbers, and, if so, the Trustee shall use CUSIP numbers in notices of redemption, any Prepayment Offer Notice or any notice of a Change of Control Offer as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption, Prepayment Offer Notice or any notice of a Change of Control Offer and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption, prepayment or offer shall not be affected by any defect in or omission of such numbers.



                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)  either

             (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

             (B) all such Securities not theretofore delivered to the Trustee for cancellation

                (i)  have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

         and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably depos ited with the Trustee, as trust funds in trust for the purpose, money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation (and the Company is not prohibited from depositing such money for such purpose on that date pursuant to the terms of this Indenture) for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

             (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

             (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614, the obligation of the Company under the last paragraph of Section 1003 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of

Clause (1) of this Section, the obligations of the Trustee under Section 402 shall survive.


SECTION 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accor dance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. Money held by the Trustee pursuant to this Article shall not be subject to the claims of the holders of Senior Indebtedness.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

         "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

         (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (4) a default under any Indebtedness for borrowed money by the Company or any Restricted Subsidiary, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any such Indebtedness, which default shall have resulted in an amount greater than $10 million ($40 million in the case of Indebtedness of a Foreign Subsidiary the recourse for which is limited to solely Foreign Subsidiaries) of such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or a failure to pay any Indebtedness in an amount greater than $10 million ($40 million in the case of Indebtedness of a Foreign Subsidiary the recourse for which is limited to solely Foreign Subsidiaries) at maturity, in each case without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; or

         (5) a final judgment or order or final judgments or orders for the payment of money are entered against the Company or any Restricted Subsidiary in an uninsured or unindemnified aggregate amount in excess of $10 million by a court or courts of competent jurisdiction, which judgments or orders are not discharged, waived, stayed, satisfied or bonded within a period (during which execution shall not be effectively stayed) of 60 consecutive days after the right to appeal all such judgments or orders has expired; or

         (6) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

         (A) commences a voluntary case;

         (B) consents to the entry of an order for relief against it in an involuntary case;

         (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

         (D) makes a general assignment for the benefit of its creditors;

     or takes any comparable action under any foreign laws relating to insolvency; or

         (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

         (A) is for relief against the Company or any Restricted Subsidiary in an involuntary case;

         (B) appoints a Custodian of the Company or any Restricted Subsidiary or for any substantial part of its property; or

         (C) orders the winding up or liquidation of the Company or any Restricted Subsidiary;

     or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days.

         The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.


SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) shall occur and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of and accrued and unpaid interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and accrued and unpaid interest shall become immediately due and payable. If an Event of Default specified in
Section 501(6) or 501(7) occurs, the principal amount of and interest on all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree based on acceleration for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (A)  all overdue interest on all Securities,

                (B) to the extent that payment of such interest is lawful and is required hereunder, interest upon overdue interest at the rate borne by such Securities, and

                (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

         (2) all Events of Default, other than the non-payment of the principal or interest of the Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

         (1) default is made in the payment of any interest on the Securities when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) the Securities at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities, the whole amount then due and payable on the Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities.


SECTION 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             FIRST: to the payment of all amounts due the Trustee under Section 607; and

             SECOND: subject to Article Thirteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

             THIRD:  to the Company.


SECTION 507.  Limitation on Suits.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 508. Unconditional Right of Holders To Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, a Holder of the Securities shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on the Securities on the Stated Maturities expressed in the Securities (or, in the case of redemption, prepayment or Change of Control, on the Redemption Date, Purchase Date or Change of Control Payment Date, respectively) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.   Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of the Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power con ferred on the Trustee with respect to the Securities; provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture and would not involve the Trustee in personal liability, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may by Act of such Holders on behalf of the Holders of all the Securities waive any past or existing Default or Event of Default hereunder and its consequences, except a Default

         (1) in the payment of the principal of or any premium or interest on the Securities, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


SECTION 514.  Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.


SECTION 515.  Waiver of Usury, Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.  Notice of Defaults.

         If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.


SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel reasonably selected by it and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 604.  Trustee's Disclaimer.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication. The Trustee shall not be charged with notice or knowledge of any Default or Event of Default unless (i) a Trust Officer shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof in accordance with Section 105 from the Company or any Holder.


SECTION 605.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such money shall be paid to the Company from time to time upon receipt by the Trustee of a Company Order except as otherwise provided in this Indenture.

SECTION 607.  Compensation and Reimbursement.

         The Company agrees

         (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing by the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         To secure the Company's payment obligations under this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee as such, except money or property held in trust to pay the principal of or interest on particular Securities.

         The provisions of this Section shall survive the termination of this Indenture.


SECTION 608.  Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being trustee under the 9% Indenture, relating to the 9% Notes or by virtue of being trustee under the 85/8% Indenture, relating to the 85/8% Notes.


SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be one (and only one) Trustee hereunder. The Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  Resignation and Removal; Appointment of Successor.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time by giving written notice thereof to the Company.

         The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         If at any time:

         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after
(i) the giving of such notice of resignation or (ii) the removal of the Trustee by the Company pursuant to a Board Resolution, the Trustee who has so resigned or been removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason, the Company, by a Board Resolution, shall promptly appoint a successor Trustee (it being understood that at any time there shall be only one Trustee) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided that, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.  Appointment of Authenticating Agent.

         The Trustee, with the prior written consent of the Company and after giving notice of the appointment described in this Section 614 in the manner provided in Section 106 to all Holders of Securities, may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and the Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authenti cation executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the

Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Company's 9 3/4% Senior Subordinated Notes Due 2009 referred to in the within-mentioned Indenture.




                                     The Chase Manhattan Bank,
                                     As Trustee



                                     By
                                       --------------------------------------
                                              As Authenticating Agent



                                     By
                                       --------------------------------------
                                                 Authorized Officer


                                  ARTICLE SEVEN

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

SECTION 701. Company To Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                  (1) semiannually, not later than June 30 and December 30 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of the preceding June 15 or December 15, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702. Preservation of Information; Communications to Holders.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not merge or consolidate with or into any other entity (other than a merger of a Restricted Subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of its Property or assets in any one transaction or series of transactions unless:

                  (a) the entity formed by or surviving any such consolidation or merger (if the Company is not the surviving entity) or the Person to which such sale, assignment, transfer, lease or conveyance is made (the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by the Company;

                  (b) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all of the Company's Property or assets, such Property or assets shall have been transferred as an entirety or virtually as an entirety to one Person;

                  (c) immediately before and after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing;

                  (d) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with such transaction or series of transactions), the Company or the Surviving Entity, as the case may be, would be able to Incur at least $1.00 of additional Indebtedness under clause (a) of
         Section 1008;

                  (e) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with such transaction or series of transactions), the Company or the Surviving Entity shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to the transaction or series of transactions; and

                  (f) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


SECTION 802.  Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, conveyance, transfer, assignment or lease of all or substantially all of the Property or assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, assignment, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a sale, conveyance, assignment, transfer or lease of the Property or assets of the Company, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or otherwise amend this Indenture, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company; or

         (3) to add any additional Events of Default for the benefit of the Holders of the Securities; or

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

         (5) to secure the Securities pursuant to the requirements of Section 1009 or otherwise; or

         (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 611; or

         (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (7) shall not adversely affect the interests of the Holders of Securities in any material respect; or

         (8) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or

         (9) to make any other change that does not adversely affect the interests of any Holder of Securities in any material respect; or

         (10) to provide for the issuance of additional Securities in accordance with Section 301.

         After an amendment under this Section becomes effective, the Company shall mail to Holders of Securities a notice briefly describing such amendment. The failure to give such notice to all Holders of Securities, or any defect therein, shall not impair or affect the validity of an amendment under this Section.


SECTION 902.  Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto, amendments to this Indenture or waivers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities under this Indenture; provided, however, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or alter the redemption or, except as provided in clause (5) below, repurchase provisions with respect thereto, or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, prepayment or Change of Control, on or after the Redemption Date, Purchase Date or Change of Control Payment Date, respectively);

         (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

         (3) modify any of the provisions of this Section, Section 513 or
     Section 1018, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

         (4) modify any of the provisions of this Indenture relating to the subordination of the Securities or reduce the relative ranking of any Securities in a manner adverse to Holders;

         (5) following the mailing of a Prepayment Offer pursuant to Section 1012 or a Change of Control Offer pursuant to Section 1019, modify the provisions of this Indenture with respect to such Prepayment Offer or Change of Control Offer in a manner adverse in any material respect to such Holder; or

         (6) release any security that may have been granted in respect of the Securities.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, waiver or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         After an amendment under this Section becomes effective, the Company shall mail to Holders of Securities a notice briefly describing such amendment. The failure to give such notice to all Holders of Securities, or any defect therein, shall not impair or affect the validity of an amendment under this Section.


SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article Thirteen in any manner which might terminate or impair the rights of the holders of Senior Indebtedness pursuant to such subordination provisions without the consent of such holders.


SECTION 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture or amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.  Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


SECTION 907.  Payment for Consent.

         Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.



                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of the Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if on such date the Trustee or Paying Agent (other than the Company or its Wholly Owned Subsidiaries) holds in accordance with this Indenture money sufficient to pay all principal, premium, if any, and interest then due and the Trustee or such Paying Agent, as the case may be, is not prohibited from paying such money to the Holders of Securities on that date pursuant to the terms of this Indenture.


SECTION 1002.  Registrar and Paying Agent.

         The Company shall maintain in The City of New York an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. Such agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain or act as Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 607. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

         The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.


SECTION 1003.  Money for Securities Payments To Be Held in Trust.

         If the Company or any of its Wholly Owned Subsidiaries shall at any time act as Paying Agent, it will, on or before each due date of the principal of or any premium or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         The Trustee and the Paying Agent shall promptly pay to the Company upon Company Request any money or securities held by them at any time in excess of amounts required to pay principal of, premium, if any, or interest on the Securities.

         Any money deposited with the Trustee or any other Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for one year after such principal, premium or interest has become due and payable may be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004. Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


SECTION 1005.  Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1006.  Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1007.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1008.  Limitation on Indebtedness.

         The Company shall not, and it shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness unless, after giving pro forma effect to the application of the proceeds thereof, no Default or Event of Default would occur as a consequence of such Incurrence or be continuing following such Incurrence and either (a) after giving pro forma effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Consolidated Interest Coverage Ratio exceeds 2.5 to
1.0 or (b) such Indebtedness is Permitted Indebtedness.


SECTION 1009.  Limitation on Liens.

         The Company shall not, directly or indirectly, Incur any Lien on or with respect to any Property of the Company, whether owned on the Issue Date or acquired after the Issue Date, or any interest therein or any income or profits therefrom, unless the Securities are secured equally and ratably with (or prior to) any and all other obligations secured by such Lien, except that the Company may without restriction Incur Liens securing Senior Indebtedness and the following (each a "Permitted Lien"):

         (a) Liens existing as of the Issue Date;

         (b) any Lien existing on any Property of a Person at the time such Person is merged or consolidated with or into the Company (and not Incurred in anticipation of such transaction), provided that such Liens are not extended to other Property of the Company;

         (c) any Lien existing on any Property at the time of the acquisition thereof (and not Incurred in anticipation of such transaction), provided that such Liens are not extended to other Property of the Company;

         (d) Liens securing the Securities and other obligations arising under this Indenture;

         (e) Liens to secure any permitted extension, renewal, refinancing, refunding or exchange (or successive extensions, renewals, refinancings, refundings or exchanges), in whole or in part, of or for any Indebtedness secured by Liens referred to in clauses (a) through (d) of this Section 1009; provided, however, that (i) such new Lien shall be limited to all or part of the same Property that secured the original Lien, plus improvements on such Property and (ii) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness secured by Liens described under clauses (a) through (d) of this Section 1009 at the time the original Lien became a Lien permitted in accordance with the Indenture and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;

         (f) any Lien incidental to the normal conduct of the business of the Company, the ownership of its property or the conduct in the ordinary course of its business (including, without limitation, (i) easements, rights of way and similar encumbrances, (ii) rights of lessees under leases, (iii) rights of collecting banks having rights of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or on deposit with or in the possession of such banks, (iv) Liens imposed by law, including, without limitation, Liens under workers' compensation or similar legislation and mechanics', carriers', warehousemen's, materialmen's, suppliers' and vendors' Liens, (v) Oil and Gas Liens, and (vi) Liens Incurred to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature and Incurred in a manner consistent with industry practice) in each case which are not Incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of Property and which do not in the aggregate impair in any material respect the use of Property in the operation of the business of the Company and its Restricted Subsidiaries taken as a whole;

         (g) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, so long as reserves have been established to the extent required by U.S. GAAP as in effect at such time;

         (h) Liens incurred to secure appeal bonds and judgment and attachment Liens, in each case in connection with litigation or legal proceedings that are being contested in good faith by appropriate proceedings, so long as reserves have been established to the extent required by U.S. GAAP as in effect at such time and so long as such Liens do not encumber assets by an amount in excess of $20 million;

         (i) Liens securing Hedging Agreements, so long as such Hedging Agreements are permitted under Section 1008;

         (j) Liens in connection with Sale and Leaseback Transactions permitted pursuant to Section 1008;

         (k) Liens resulting from a pledge of Capital Stock of a Person that is not a Restricted Subsidiary to secure obligations of such Person and any refinancings thereof; and

         (l) Liens resulting from the deposit of funds or evidences of Indebtedness in trust for the purpose of decreasing Indebtedness of the Company or any of its Subsidiaries so long as such deposit of funds is permitted under
Section 1010.


SECTION 1010.  Limitation on Restricted Payments.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any

Restricted Payment if, at the time of and after giving effect to the proposed Restricted Payment:

         (a) any Default or Event of Default would have occurred and be continuing;

         (b) the Company could not Incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1008; or

         (c) the aggregate amount expended or declared for all Restricted Payments from December 20, 1995 would exceed the sum of (i) $25 million, (ii) 100% of the aggregate net cash proceeds or the Fair Market Value of Property other than cash received by the Company on or subsequent to December 20, 1995, from capital contributions to the Company (other than from a Subsidiary of the Company) and from the issuance or sale (other than to a Subsidiary of the Company) of Capital Stock of the Company, including Capital Stock of the Company issued upon conversion of convertible debt or convertible Redeemable Stock and upon the exercise of options, warrants or rights to purchase Capital Stock of the Company, (iii) 50% of the aggregate Consolidated Net Income of the Company (or, if Consolidated Net Income shall be a deficit, less 100% of such deficit) subsequent to September 30, 1995, and ending on the last day of the fiscal quarter ending on or immediately preceding the date of such Restricted Payment, and (iv) an amount equal to the net reduction in Investments made by the Company and its Restricted Subsidiaries subsequent to December 20, 1995 in any Person resulting from (A) payments of interest on debt, dividends, repayment of loans or advances, or other transfers or distributions of Property (but only to the extent the Company excludes such transfers or distributions from the calculation of Consolidated Net Income for purposes of clause (iii) above), in each case to the Company or any Restricted Subsidiary from any Person, or (B) the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary, not to exceed, in the case of (A) or (B), the amount of such Investments previously made in such Person or such Unrestricted Subsidiary, as the case may be, which were treated as Restricted Payments.

         Any payments made pursuant to clauses (a) through (i) of the definition of Permitted Investments shall be excluded for purposes of any calculation of the aggregate amount of Restricted Payments. Any payments made pursuant to clause (j) of the definition of Permitted Investments shall be included for purposes of any calculation of the aggregate amount of Restricted Payments.

         The foregoing limitations do not prevent the Company or any Restricted Subsidiary from (a) paying a dividend on its Capital Stock within 60 days after declaration thereof if, on the declaration date, such dividend could have been paid in compliance with the Indenture, or (b) making Permitted Investments so long as no Default or Event of Default shall have occurred and be continuing.

SECTION 1011. Limitation on Issuance and Sale of Capital Stock of Restricted Subsidiaries.

         The Company will not (a) permit any Restricted Subsidiary to issue any Capital Stock other than to the Company or one of its Wholly Owned Subsidiaries or (b) permit any Person other than the Company or a Restricted Subsidiary to own any Capital Stock of any other Restricted Subsidiary (other than directors' qualifying shares), except, in each case, for (i) a sale of the Capital Stock of a Restricted Subsidiary owned by the Company or its Restricted Subsidiaries effected in accordance with Section 1012, (ii) the issuance of Capital Stock by a Restricted Subsidiary to a Person other than the Company or a Restricted Subsidiary and (iii) the Capital Stock of a Restricted Subsidiary owned by a Person at the time such Restricted Subsidiary became a Restricted Subsidiary or acquired by such Person in connection with the formation of the Restricted Subsidiary, or transfers thereof; provided, that any sale or issuance of Capital Stock of a Restricted Subsidiary shall be deemed to be an Asset Sale to the extent the percentage of the total outstanding Voting Stock of such Restricted Subsidiary owned directly and indirectly by the Company is reduced as a result of such sale or issuance; provided further, that if a Person whose Capital Stock was issued or sold in a transaction described under this Section 1011 is, as a result of such transaction, no longer a Restricted Subsidiary, then the Fair Market Value of Capital Stock of such Person retained by the Company and the other Restricted Subsidiaries shall be treated as an Investment for purposes of
Section 1010.


SECTION 1012.  Limitation on Asset Sales.

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, consummate any Asset Sale after the Issue Date, unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares and assets subject to such Asset Sale and (ii) all of the consideration paid to the Company or such Restricted Subsidiary in connection with such Asset Sale is in the form of cash, cash equivalents, Liquid Securities, or the assumption by the purchaser of liabilities of the Company (other than liabilities of the Company that are by their terms subordinated to the Securities) or any Restricted Subsidiary as a result of which the Company and its remaining Restricted Subsidiaries are no longer liable; provided, however, that (x) the Fair Market Value of Exchanged Properties shall be treated as cash for purposes of this clause (ii) and (y) the Company and its Restricted Subsidiaries shall be permitted to receive property and securities other than cash, cash equivalents, Exchanged Properties or Liquid Securities, so long as the aggregate Fair Market Value of all such property and securities received in Asset Sales held by the Company or any Restricted Subsidiary at any one time shall not exceed 10% of Adjusted Consolidated Net Tangible Assets.

         (b) The Net Available Cash from Asset Sales may be applied by the Company or a Restricted Subsidiary, to the extent the

Company or such Restricted Subsidiary elects (or is required by the terms of any Senior Indebtedness), (A) to prepay, repay or purchase Senior Indebtedness or Indebtedness of a Restricted Subsidiary (in each case excluding Indebtedness owed to the Company or an Affiliate of the Company); (B) to reinvest in Additional Assets (including by means of an Investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Company or another Restricted Subsidiary); or (C) if there are no 9% Notes or 85/8% Notes outstanding, to purchase Securities (excluding Securities owned by the Company or an Affiliate of the Company).

         (c) Any Net Available Cash from an Asset Sale not applied in accordance with the preceding paragraph within 365 days from the date of such Asset Sale shall constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10 million, the Company will be required to comply with the applicable provisions of the 9% Indenture to make a prepayment offer to purchase, on a pro rata basis, from all holders of the 9% Notes, an aggregate principal amount of 9% Notes equal to the Excess Proceeds, at a price in cash not in excess of 100% of the outstanding principal amount thereof plus accrued interest, if any. To the extent that any portion of the amount of such Excess Proceeds remains after compliance with the preceding sentence, such amount shall constitute "Remaining Excess Proceeds" held for the benefit of the holders of the Securities and any then outstanding Pari Passu Indebtedness (other than the 9% Notes) and the amount of Excess Proceeds will be reset to zero. When the aggregate amount of Remaining Excess Proceeds exceeds $10 million, the Company will be required to make an offer to purchase (the "Prepayment Offer"), on a pro rata basis, the Securities and any then outstanding Pari Passu Indebtedness (other than the 9% Notes), at a purchase price of at least 100% of their principal amount plus accrued and unpaid interest thereon (if any) to the Purchase Date. Such Prepayment Offer with respect to the Securities shall be made in accordance with the procedures (including prorating in the event of oversubscription) set forth herein. If the aggregate principal amount of Securities surrendered for purchase by Holders thereof exceeds the pro rata amount of Remaining Excess Proceeds allocated for the purchase thereof, then the Trustee shall select the Securities to be purchased pro rata according to principal amount with such adjustments as may be deemed appropriate by the Company so that any Securities in denominations of $1,000, or integral multiples thereof, shall be purchased. To the extent that any portion of the amount of Remaining Excess Proceeds remains after compliance with the preceding sentence and provided that all Holders of Securities have been given the opportunity to tender their Securities for purchase as described in the following paragraph in accordance with the Indenture, the Company or such Restricted Subsidiary may use such remaining amount for general corporate purposes and the amount of Remaining Excess Proceeds will be reset to zero.

         (d) Within five Business Days after the later of (i) 365 days from the date of an Asset Sale and (ii) the completion of any offer for the 9% Notes required by the 9% Indenture, the Company shall, if it is obligated to apply an amount equal to any Remaining Excess Proceeds (or any portion thereof) to fund an offer to purchase the Securities, send a Prepayment Offer Notice to the Holders of Securities. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Prepayment Offer Notice of the Company's obligation to make a Prepayment Offer, and the Prepayment Offer Notice shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         The Company will comply, to the extent applicable, with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws or regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities as described above. To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to the Prepayment Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described above by virtue thereof.

         Notwithstanding the foregoing provisions of this clause (d), if any Security (or any portion thereof) accepted for payment shall not be so paid pursuant to the provisions described in the preceding paragraph, then, from the Purchase Date until the date on which the principal of and premium (if any) and interest on such Security is paid, interest shall be paid on the unpaid principal and premium (if any) and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case, at the rate borne by such Security.


SECTION 1013.  Incurrence of Layered Indebtedness.

         The Company shall not Incur any Indebtedness which is subordinate or junior in right of payment to any Senior Indebtedness unless such Indebtedness constitutes Indebtedness which is junior to, or pari passu with, the Securities in right of payment.


SECTION 1014.  Transactions with Affiliates.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, conduct any business or enter into any transaction or series of transactions (including, but not limited to, the sale, transfer, disposition, purchase, exchange or lease of Property, the making of any Investment, the giving of any Guarantee or the rendering of any service) with or for the benefit of any Affiliate of the Company, unless (a) such transaction or series of transactions is in the best interest of the Company or such Restricted Subsidiary, (b) such transaction or series of transactions is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company or such Restricted Subsidiary, and (c) with respect to a transaction or series of transactions involving aggregate payments by or to the Company or such Restricted Subsidiary having a Fair Market Value equal to or in excess of (i) $5.0 million but less than $20.0 million, the Board of Directors (including a majority of the disinterested members of the Board of Directors) approves such transaction or series of transactions and, in its good faith judgment, believes that such transaction or series of transactions complies with clauses (a) and
(b) of this paragraph as evidenced by a Board Resolution or (ii) $20.0 million,
(A) the Company receives from an independent, nationally recognized investment banking firm or appraisal firm, in either case specializing or having a specialty in the type and subject matter of the transaction (or series of transactions) at issue, a written opinion that such transaction (or series of transactions) is fair, from a financial point of view, to the Company or such Restricted Subsidiary and (B) the Board of Directors (including a majority of the disinterested members of the Board of Directors) approves such transaction or series of transactions and, in its good faith judgment, believes that such transaction or series of transactions complies with clauses (a) and (b) of this paragraph, as evidenced by a Board Resolution.

         The limitations of the preceding paragraph do not apply to (a) the payment of reasonable and customary regular fees to directors of the Company or any of its Restricted Subsidiaries who are not employees of the Company or any of its Restricted Subsidiaries, (b) indemnities of officers and directors of the Company or any Subsidiary consistent with such Person's bylaws and applicable statutory provisions, (c) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary,
(d) loans made (i) to officers and directors of the Company or any Subsidiary approved by the Board of Directors (or by a duly authorized officer), the proceeds of which are used solely to exercise stock options received pursuant to an employee stock option plan or other incentive plan, in a principal amount not to exceed the exercise price of such stock options or (ii) to refinance loans, together with accrued interest thereon, made pursuant to this clause (d), (e) advances and loans to officers and directors of the Company or any Subsidiary in the ordinary course of business, provided such loans and advances do not exceed $3.0 million at any one time outstanding, or (f) transactions with Restricted Subsidiaries.


SECTION 1015. Limitation on Restrictions on Distributions from Restricted Subsidiaries.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, assume or otherwise cause or suffer to exist or become effective, or enter into any agreement with any Person that would cause to become effective, any consensual encumbrance or restriction on the legal right of any Restricted Subsidiary (other than a Foreign Subsidiary) to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital

Stock or Redeemable Stock held by the Company or a Restricted Subsidiary, (b) pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary, (c) make any loans or advances to the Company or any other Restricted Subsidiary or (d) transfer any of its property or assets to the Company or any other Restricted Subsidiary. Such limitation will not apply (1) with respect to clauses (c) and (d) only, to encumbrances and restrictions (i) in existence under or by reason of any agreements in effect on the Issue Date,
(ii) required by Bank Credit Facilities that are not more restrictive than those in effect under the Bank Credit Facility on the Issue Date, (iii) existing at such Restricted Subsidiary at the time it became a Restricted Subsidiary if (A) such encumbrance or restriction was not created in anticipation of such acquisition and (B) immediately following such acquisition, on a pro forma basis, the Company could incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1008 or (iv) which result from the renewal, refinancing, extension or amendment of an agreement referred to in the immediately preceding clauses (i), (ii) and (iii) above, provided, such replacement or encumbrance or restriction is no more restrictive to the Company or Restricted Subsidiary and is not materially less favorable to the Holders of Securities than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced, and (2) with respect to clause (d) only, to (i) any restriction on the sale, transfer or other disposition of assets or Property securing Indebtedness as a result of a Lien permitted under Section 1009, (ii) any encumbrance or restriction in connection with an acquisition of Property, so long as such encumbrance or restriction relates solely to the Property so acquired and was not created in connection with or in anticipation of such acquisition, (iii) customary provisions restricting subletting or assignment of leases and customary provisions in other agreements that restrict assignment of such agreements or rights thereunder,
(iv) any encumbrance or restriction due to applicable law, (v) customary restrictions contained in asset sale agreements limiting the transfer of such assets pending the closing of such sale and (vi) restrictions contained in purchase money obligations for Property acquired in the ordinary course of business with respect to transfers of such Property.


SECTION 1016.  Restricted and Unrestricted Subsidiaries.

         Unless defined or designated as an Unrestricted Subsidiary, any Person that becomes a Subsidiary of the Company or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary subject to the provisions of the next paragraph. The Company may designate a Subsidiary (including a newly formed or newly acquired Subsidiary) of the Company or any of its Restricted Subsidiaries as an Unrestricted Subsidiary if (i) such Subsidiary does not own any Capital Stock, Redeemable Stock or Indebtedness of, or own or hold any Lien on any property of, the Company or any other Restricted Subsidiary, (ii) such Subsidiary does not have any Indebtedness or other obligations which, if in Default, would result (with the passage of time or notice or otherwise) in a default on any Indebtedness of the Company or any

Restricted Subsidiary and (iii)(A) such designation is effective immediately upon such Subsidiary becoming a Subsidiary of the Company or of a Restricted Subsidiary, (B) the Subsidiary to be so designated has total assets of $1,000 or less or (C) if such Subsidiary has assets greater than $1,000, then such redesignation as an Unrestricted Subsidiary is deemed to constitute a Restricted Payment in an amount equal to the Fair Market Value of the Company's direct and indirect ownership interest in such Subsidiary, and such Restricted Payment would be permitted to be made at the time of such designation under Section 1010. Except as provided in clauses (iii)(B) and (C) of this paragraph, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary. The designation of an Unrestricted Subsidiary or removal of such designation shall be made by the Board of Directors pursuant to a Board Resolution and shall be effective as of the date specified in the applicable certified resolution, which shall not be prior to the date such certified resolution is delivered to the Trustee.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, take any action or enter into any transaction or series of transactions that would result in a Person becoming a Restricted Subsidiary (whether through an acquisition or otherwise) unless, after giving effect to such action, transaction or series of transactions, on a pro forma basis, (i) the Company could Incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1008 and (ii) no Default or Event of Default would occur or be continuing.


SECTION 1017.  Commission Reports.

         The Company shall file with the Trustee and provide Holders of Securities, within 15 days after it files them with the Commission, copies of its annual report and the information, documents and other reports which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and, with respect to the annual consolidated financial statements only, a report thereon by the Company's independent auditors. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Commission and provide the Trustee and Holders of Securities with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act, and, with respect to the annual consolidated financial statements only, a report thereon by the Company's independent auditors. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). The Company also shall comply with the other provisions of ss. 314(a) of the Trust Indenture Act.

SECTION 1018.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Sections 901(2) for the benefit of the Holders or in any of Sections 1008 through 1017 (second sentence only), inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders and on behalf of the Holders of all Securities, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


SECTION 1019.  Mandatory Repurchase Upon a Change of Control.

         (a) Upon the occurrence of a Change of Control, the Company will, in accordance with Section 1019(b), notify each Holder, with a copy of such notice to the Trustee, in writing of the occurrence of a Change of Control and accompanying such notice will be an offer to purchase the Securities (a "Change of Control Offer") at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase.

         (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder stating: (1) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section and that all Securities (or portions thereof) timely tendered will be accepted for payment; (2) the purchase price and the purchase date, which shall be, subject to any contrary requirements of applicable law, no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"); (3) that any Security (or portion thereof) accepted for payment (and duly paid on the Change of Control Payment Date) pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (4) that any Securities (or portions thereof) not tendered will continue to accrue interest; (5) a description of the transaction or transactions constituting the Change of Control; (6) the procedures that Holders of Securities must follow in order to tender their Securities (or portions thereof) for payment and the procedures that Holders of Securities must follow in order to withdraw an election to tender Securities (or portions thereof) for payment; and (7) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

         (c) On or prior to the Change of Control Payment Date, the Company shall irrevocably deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Wholly Owned Subsidiaries is acting as Paying Agent, segregate and hold in trust) in cash an amount equal to the purchase price plus accrued and unpaid interest, if any, payable to the Holders entitled thereto, to be held for payment in accordance with the provisions of this Section. Holders electing to have a Security (or portion thereof) purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least five Business Days prior to the Change of Control Payment Date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than three Business Days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security (or portion thereof) purchased.

         (d) On the Change of Control Payment Date, the Company shall deliver to the Trustee the Securities or portions thereof which have been properly tendered to and are to be accepted by the Company for payment. The Trustee shall, on the Change of Control Payment Date, mail or deliver payment to each tendering Holder of the purchase price. In the event that the aggregate purchase price of the Securities delivered by the Company to the Trustee is less than the amount deposited with the Trustee, the Trustee shall deliver the excess to the Company immediately after the Change of Control Payment Date.

         (e) The Company will comply, to the extent applicable, with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities in connection with a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to the Change of Control Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described above by virtue thereof.

         Notwithstanding the foregoing provisions of this Section, if any Security (or any portion thereof) accepted for payment shall not be so paid pursuant to the provisions described in paragraph (d), then, from the Change of Control Payment Date until the date on which the principal of and premium (if any) and interest on such Security is paid, interest shall be paid on the unpaid principal and premium (if any) and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case, at the rate borne by such Security.


SECTION 1020.  Further Instruments and Acts.

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Election To Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of (i) less than all the Securities (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company or (ii) all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (in either case, unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In connection with any redemption pursuant to the fourth paragraph of the reverse of the Securities, such notice shall be accompanied by an Officers' Certificate to the effect that all conditions precedent provided for herein to the right of the Company to redeem the Securities pursuant to such paragraph have been complied with.


SECTION 1102.  Selection by Trustee of Securities To Be Redeemed.

         If less than all the Securities are to be redeemed (unless such redemption affects only a single security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of

Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1103.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP number) and state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all the Outstanding Securities consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

                  (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.


SECTION 1104.  Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Wholly Owned Subsidiaries is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date. Upon Company Order, the Paying Agent shall promptly return to the Company any money so deposited which is not required for such purpose.

SECTION 1105.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.


SECTION 1106.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


SECTION 1107.  Purchase of Securities.

         The Company shall have the right at any time and from time to time to purchase Securities in the open market or otherwise at any price.


                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201.  Defeasance and Discharge.

         The Company shall be deemed to have been discharged from its obligations, and the provisions of Article Thirteen shall cease to be effective, with respect to the Securities as provided in this Section on and after the date the conditions set forth in

Section 1203 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities and to have satisfied all its other obligations under the Securities and this Indenture insofar as the Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of the Securities to receive, solely from the trust fund described in Section 1203 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on the Securities when payments are due, (2) the Company's obligations with respect to the Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1202 applied to the Securities.


SECTION 1202.  Covenant Defeasance.

         (1) The Company shall be released from its obligations under Sections 1007 through 1016, inclusive, and 1019, and Sections 801(d) and 801(e), and any covenants provided pursuant to Section 901(2) for the benefit of the Holders of the Securities, (2) the occurrence of any event specified in Sections 501(3) (with respect to any of Sections 801(d) and 801(e), Sections 1007 through 1016, inclusive, and 1019, and any such covenants provided pursuant to Section 901(2)), 501(4) and 501(5) shall be deemed not to be or result in an Event of Default and (3) the provisions of Article Thirteen shall cease to be effective, in each case with respect to the Securities as provided in this Section on and after the date the conditions set forth in Section 1203 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to the Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(3)) or Article Thirteen, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby.


SECTION 1203.  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to the application of Section 1201 or Section 1202 to the Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of the Securities, money in an amount, or U.S. Government Obligations, or a combination thereof, which through the payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, in each case sufficient, in the opinion of a United States nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on the Securities at Stated Maturity or on earlier redemption in accordance with the terms of this Indenture and the Securities.

                  (2) With respect to Section 1201, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge were not to occur.

                  (3) With respect to Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) No Default shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and 501(7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) At the time of such deposit, (A) no default in the payment of any principal of or premium or interest on any Senior Indebtedness shall have occurred and be continu ing, (B) no event of default with respect to any Senior Indebtedness shall have resulted in such Senior Indebtedness becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Indebtedness has been made or duly provided for), (C) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable and (D) the Company is not prohibited from making such deposit for such purpose pursuant to the terms of this Indenture.

                  (10) If the Securities are to be redeemed prior to their Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

                  (11) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.


SECTION 1204. Deposited Money and U.S. Government Obligations To Be Held in Trust; Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1203 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any such Paying Agent as the Trustee may determine, to the Holders of the Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article Thirteen.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1203 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1203 with respect to any Securities which, in the opinion of a United States nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Securities.


SECTION 1205.  Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and the Securities from which the Company has been discharged or released pursuant to Section 1201 or 1202 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to the Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1204 with respect to the Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of the Securities to receive such payment from the money so held in trust.


                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES

SECTION 1301.  Agreement to Subordinate.

         The Company covenants and agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article Thirteen (subject to the provisions of Articles Four and Twelve), to the prior payment of all Senior Indebtedness and that the subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. The Securities shall in all respects rank pari passu with all other existing and future senior subordinated Indebtedness of the Company (including, without limitation, the 9% Notes and the 85/8% Notes) and only Indebtedness of the Company which is Senior

Indebtedness shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article Thirteen shall be subject to Section 1312.


SECTION 1302.  Liquidation, Dissolution and Bankruptcy.

         Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation, dissolution or winding up of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property (each such event, if any, herein sometimes referred to as a "Proceeding"):

                  (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of the Senior Indebtedness before Holders shall be entitled to receive any payment of principal of, or premium, if any, or interest on the Securities; and

                  (2) until the Senior Indebtedness is paid in full in cash, any distribution to which Holders would be entitled but for this Article Thirteen shall be made to holders of Senior Indebtedness as their interests may appear, except that Holders may receive and retain shares of stock and any debt securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

For purposes of this Section "paid in full" or "payment in full", as used with respect to Senior Indebtedness, means the receipt of cash in payment of the principal amount of the Senior Indebtedness and premium, if any, and interest thereon (including any interest thereon accruing after the commencement of any Proceeding) to the date of such payment.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, assignment, lease or transfer of all or substantially all of its Property or assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, conveyance, assignment, lease or transfer such Property or assets, as the case may be, shall, as a part of such consolidation, merger, sale, conveyance, assignment, lease or transfer, comply with the conditions set forth in Article Eight.


SECTION 1303.  Default on Senior Indebtedness.

         The Company may not pay the principal of, premium, if any, or interest on, the Securities or make any deposit pursuant to Sections 1203 or 401 and may not repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (a) any principal, premium or interest in respect of Senior Indebtedness is not paid when due (after giving effect to any applicable grace period), including at maturity, or (b) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Senior Indebtedness has been paid in full; provided, however, that the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of each issue of Designated Senior Indebtedness. During the continuance of any default (other than a default described in clause (a) or (b) of the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration), the Company may not pay the Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Company and the Trustee of written notice of such default from the Representative of the holders of any Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period (a "Payment Blockage Notice") and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Representative which gave such Payment Blockage Notice, (ii) because the default specified in such Payment Blockage Notice is no longer continuing or
(iii) because such Designated Senior Indebtedness has been repaid in full). Notwithstanding the provisions described in the immediately preceding sentence, unless the holders of such Designated Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Designated Senior Indebtedness and not rescinded such acceleration, the Company may resume payment on the Securities after the end of such Payment Blockage Period (unless otherwise prohibited pursuant to the first sentence of this Section). Not more than one Payment Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to any number of issues of Designated Senior Indebtedness during such period.


SECTION 1304.  Acceleration of Payment of Securities.

         If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the Representative of each issue of Designated Senior Indebtedness of the acceleration. The Company may not pay the Securities until five days after such notice is received and, thereafter, may pay the Securities only if this Article Thirteen otherwise permits the payment at that time.


SECTION 1305.  When Distribution Must Be Paid Over.

         If a distribution is made to Holders that because of this Article Thirteen should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

SECTION 1306.  Subrogation.

         After all Senior Indebtedness is paid in full and until the Securities are paid in full, the Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article Thirteen to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on Senior Indebtedness.


SECTION 1307.  Relative Rights.

         This Article Thirteen defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (1) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Securities in accordance with their terms; or

                  (2) except as set forth in Section 1304, prevent the Trustee or any Holder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders.


SECTION 1308.  Subordination May Not Be Impaired by Company.

         No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.


SECTION 1309.  Rights of Trustee and Paying Agent.

         Notwithstanding Section 1303 (but subject to Section 1305), the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article Thirteen. The Company, the Security Registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness may give the notice; provided, however, that, if an issue of Senior Indebtedness has a Representative, only the Representative may give the notice.

SECTION 1310.  Distribution or Notice to Representative.

         Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).


SECTION 1311.  Trust Moneys Not Subordinated.

         Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Four or Twelve by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Thirteen, and none of the Holders or the Trustee shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company or any Representative.


SECTION 1312.  Trustee Entitled To Rely.

         Upon any payment or distribution pursuant to this Article Thirteen, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 1302 are pending, (ii) upon a certificate of the liquidating trustee, receiver, trustee in bankruptcy or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Indebtedness or such holders if there is no Representative with respect to any Senior Indebtedness, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Thirteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 601 and 603 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Thirteen.

SECTION 1313.  Trustee To Effectuate Subordination.

         Each Holder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness as provided in this Article Thirteen and appoints the Trustee as attorney-in-fact for any and all such purposes.


SECTION 1314. Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Thirteen and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.


SECTION 1315. Reliance by Holders of Senior Indebtedness on Subordination Provisions.

         Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.


SECTION 1316.  Proofs of Claim.

         In the event that the Company is subject to any proceeding under any bankruptcy, insolvency or analogous laws and the Holders and the Trustee fail to file any proof of claim permitted to be filed in such proceeding with respect to the Securities, then any Representative of Senior Indebtedness or any holder thereof if there is no Representative therefor may file such proof of claim no earlier than the later of (i) the expiration of 15 days after such Representative notified the Trustee and the Company of its intention to do so and (ii) 30 days preceding the last day it is permitted to file such claim.

SECTION 1317. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1318.  Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that neither Section 1309 nor Section 1312 shall apply to the Company or any Wholly Owned Subsidiary if it or such Wholly Owned Subsidiary acts as Paying Agent.


SECTION 1319.  Defeasance of this Article Thirteen.

         The subordination of the Securities provided by this Article Thirteen is expressly made subject to the provisions for Defeasance or Covenant Defeasance in Article Twelve hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such Defeasance or Covenant Defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Thirteen.


                                ARTICLE FOURTEEN

                             CONCERNING THE HOLDERS

SECTION 1401.  Identification of Company-Owned Securities.

         Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or by any Affiliate of the Company or any other obligor on the Securities; and, subject to the provisions of Section 601, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

SECTION 1402.  Revocation of Consents.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 104, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security, except as provided in Section 104 with respect to record dates, the serial number of which is shown by the evidence to be included in the Securities the Holders of which have consented to or are bound by consents to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 104, revoke such action so far as concerns such Security.


                                 ARTICLE FIFTEEN

                                HOLDERS' MEETINGS

SECTION 1501.  Purposes of Meetings.

         A meeting of Holders of Securities may be called at any time and from time to time pursuant to the provisions of this Article Fifteen for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Securities pursuant to any of the provisions of Article Five;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
         Section 902; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.


SECTION 1502.  Call of Meetings by Trustee.

         The Trustee may at any time call a meeting of Holders of Securities to take any action specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to all Holders of Securities at their addresses as they shall appear on the Security Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting (or, in the case of a meeting of Holders with respect to the Securities all or part of which are represented by a Global Security, not less than 20 nor more than 40 days).

         Upon the calling of a meeting of Holders with respect to the Securities all or part of which are represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities entitled to vote at such meeting, which record date shall be the close of business on the day the Trustee mails the notice of the Meeting of Holders. The Holders on such record date, and their designated proxies, and only such Persons, shall be entitled to vote at such meeting of Holders.


SECTION 1503. Call of Meetings by Company or Holders.

         In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders, or their designated proxies, of at least 25% in aggregate principal amount of the Outstanding Securities, shall have requested the Trustee to call a meeting of the Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 1501, by mailing notice thereof as provided in Section 1502.


SECTION 1504.  Qualifications for Voting.

         To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities; provided, however, that in the case of any meeting of Holders with respect to the Securities all or part of which are represented by a Global Security, only Holders, or their designated proxies, of record of Outstanding Securities on the record date established pursuant to Section 1502 hereof shall be entitled to vote at such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


SECTION 1505.  Regulations.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulation, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in said Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman and a temporary secretary of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1503, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman and a temporary secretary. A permanent chairman and a permanent secretary of the meeting shall be elected by the Persons holding or representing a majority of the Outstanding Securities represented at the meeting.

         Subject to the provisions of Section 1504, at any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to this Section) of the meeting to be not Outstanding. Neither the temporary chairman nor the permanent chairman of the meeting shall have a right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 1502 or 1503 may be adjourned from time to time by the Persons holding or representing a majority of the Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         At any meeting of the Holders of Securities a quorum shall consist of Holders present in person or by proxy and representing at least 25% in principal amount of the Outstanding Securities. If a quorum of the Holders of Securities shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Holders or pursuant to a request of the Holders, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is a Legal Holiday in which case it shall be adjourned to the next following day thereafter that is not a Legal Holiday) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting the Holders of Securities present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the Outstanding Securities.

SECTION 1506.  Voting.

         The vote upon any resolutions submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy. The permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to Section 1505) of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section
1505) of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section
1505) of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 1502. The record shall be signed and verified by the affidavits of the permanent chairman and the permanent secretary of the meeting (or if no permanent chairman and/or permanent secretary shall have been elected pursuant to Section 1505, then the temporary chairman and/or the temporary secretary, as the case may be, shall take such action) and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.


SECTION 1507.  No Delay of Rights by Meeting.

         Nothing in this Article Fifteen contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.


                                 ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 1601. Indenture and Securities Solely Corporate Obligations.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, any supplemental indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation or Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation or Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.


SECTION 1602.  Execution in Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and have caused their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                                        VINTAGE PETROLEUM, INC.,


                                        By  /s/  S. Craig George
                                           ------------------------------------

                                        By  /s/  William C. Barnes
                                           ------------------------------------

Attest:

 /s/  William C. Barnes
---------------------------------

                                        THE CHASE MANHATTAN BANK, as Trustee,


                                        By  /s/  Lawrence O'Brien
                                           ------------------------------------

Attest:

 /s/  William G. Keenan
---------------------------------

STATE OF                   )
                           ) SS.:
COUNTY OF                  )



                  Personally appeared before me, the undersigned authority in and for the said county and state, on this 26th day of January 1999 within my jurisdiction, the within named S. Craig George and William C. Barnes, who acknowledged that they are President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Secretary, respectively, of Vintage Petroleum, Inc. and that for and on behalf of the said corporation, and as its act and deed they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




                                         /s/  William J. Walsh
                                         ------------------------------
                                               NOTARY PUBLIC

STATE OF NEW YORK,                  )
                                    ) SS.:
COUNTY OF NEW YORK                  )



                  Personally appeared before me, the undersigned authority in and for the said county and state, on this 26th day of January 1999, within my jurisdiction, the within named Lawrence O'Brien who acknowledged that he is a Senior Trust Officer of The Chase Manhattan Bank and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




                                         /s/  William J. Walsh
                                         ---------------------------
                                               NOTARY PUBLIC

                                                                      APPENDIX A

                 FOR OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS
                 PURSUANT TO RULE 144A AND TO CERTAIN PERSONS IN
               OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S.

                    PROVISIONS RELATING TO INITIAL SECURITIES
                             AND EXCHANGE SECURITIES

         1. Definitions

         1.1  Definitions

         For the purposes of this Appendix A the following terms shall have the meanings indicated below:

                  "Definitive Security" means a certificated Initial Security bearing, if required, the restricted securities legend set forth in Section 2.3(d).

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Exchange Securities" means the 9 3/4% Senior Subordinated Notes Due 2009 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer or a Private Exchange pursuant to a Registration Rights Agreement.

                  "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Initial Purchaser" means Warburg Dillon Read LLC.

                  "Initial Securities" means the 9 3/4% Senior Subordinated Notes Due 2009, to be issued from time to time, in one or more series as provided for in this Indenture.

                  "Private Exchange" means the offer by the Company, pursuant to
Section 2(f) of the Registration Rights Agreement dated January 20, 1999, or pursuant to any similar provision of any other Registration Rights Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

                  "Private Exchange Securities" means the 9 3/4% Senior Subordinated Notes Due 2009 to be issued pursuant to this Indenture in connection with a Private Exchange pursuant to a Registration Rights Agreement.

                  "Purchase Agreement" means the Purchase Agreement dated January 20, 1999, between the Company and the Initial Purchaser relating to the Original Securities, or any similar agreement relating to any future sale of Initial Securities by the Company.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registered Exchange Offer" means the offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated January 20, 1999, between the Company and the Initial Purchaser relating to the Original Securities, or any similar agreement relating to any additional Initial Securities.

                  "Securities" means the Initial Securities and the Exchange Securities, treated as a single class.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor person thereto, who shall initially be the Trustee.

                  "Shelf Registration Statement" means a registration statement issued by the Company in connection with the offer and sale of Initial Securities pursuant to a Registration Rights Agreement.

                  "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the legend set forth in Section 2.3(d) hereto.

         1.2  Other Definitions

                                                              Defined in
              Term                                             Section:
              ----                                             --------
"Agent Members"...............................................  2.1(b)
"Global Security".............................................  2.1(a)
"Regulation S" ...............................................  2.1
"Rule 144A"...................................................  2.1

         2.   The Securities

         2.1  Form

                  The Initial Securities will be offered and sold by the Company, from time to time, pursuant to one or more Purchase Agreements. The Initial Securities will be resold initially only to QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"). Initial Securities may thereafter be transferred to, among others, QIBs, IAIs and purchasers in reliance on Regulation S.

                  (a) Global Securities. Initial Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Initial Securities represented thereby with the Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided. Beneficial interests in Initial Securities that are sold to QIBs, that are sold pursuant to Regulation S of the Securities Act or that are sold to IAIs will be represented by separate Global Securities.

                  (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to a Company Order, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as Securities Custodian.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as Securities Custodian or under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (c) Certificated Securities. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

         2.2 Authentication. The Trustee shall authenticate and deliver: (1) Original Securities for original issue in an aggregate principal amount of $150,000,000, (2) subject to the terms of this Indenture, additional Initial Securities, if and when issued, in an aggregate principal amount of up to $50,000,000 and (3) Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange pursuant to a Registration Rights Agreement, for a like principal amount of Initial Securities, upon receipt of a Company Order. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities or Exchange Securities. The aggregate principal amount of Securities outstanding at any time may not exceed $200,000,000, except as provided in Section 306 of this Indenture. Notwithstanding anything to the contrary contained in this Appendix or otherwise in this Indenture, there shall be allowed only one additional issuance of Securities after the Issue Date, whether such additional Securities are of the same or a different series than the Original Securities.

         2.3 (a) Transfer and Exchange. (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar or a co-registrar with a request:

              (x) to register the transfer of such Definitive Securities; or

              (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if the requirements for such transaction set forth in Section 305 of this Indenture are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

              (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, duly executed and completed by the Holder thereof or his attorney duly authorized in writing; and

              (ii) are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (ii)(A), (ii)(B) or (ii)(C) below, and are accompanied by the following additional information and documents, as applicable:

                  (A) if such Definitive Securities are being delivered to the
              Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                  (B) if such Definitive Securities are being transferred to the
              Company, a certification to that effect (in the form set forth on the reverse of such Security); or

                  (C) if such Definitive Securities are being transferred
              pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance on another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse of such Security) and (ii) if the Company requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

                  (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form reasonably satisfactory to the Company and the Registrar or co-registrar, together with:

                  (i) certification, in the form set forth on the reverse of such Security, that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which has been approved by the Company) or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

                  (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the participant account of the Depository to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the related Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Global Security equal to the principal amount of the Definitive Security so cancelled. If the related Global Security is not then outstanding and such Global Security has not been previously exchanged pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

                  (c) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security and such account shall be credited in accordance with such instructions with a beneficial interest in the Global Security and the account of the

Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. In the case of a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the transferor and/or the transferee, as applicable, must furnish a signed letter to the Trustee containing certain representations and agreements as to compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i) in connection with such transfer (the form of which letter shall be obtained from the Company).

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

                  (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iv) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to Section 2.4 prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged and subsequently transferred and exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (d)  Legend.

                  (i) Except as permitted by the following para graphs (ii),
         (iii), (iv) and (vi), each Security certificate evidencing Global Securities (which represent Initial Securities) and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER

         HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

                  Each Definitive Security will also bear the following additional legend:

                  "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                                                                               8
                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule
         144 under the Securities Act:

                           (A) in the case of any Transfer Restricted Security
                  that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                          (B) in the case of any Transfer Restricted Security
                  that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, in either case, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

                  (iii) After a transfer of any Initial Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities, all requirements pertaining to legends on such Initial Security will cease to apply and the requirements requiring that any such Initial Security be issued in global form will continue to apply. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without legends.

                  (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which certain Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities be issued in global form will continue to apply, and Exchange Securities in global form will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without legends.

                  (v) Upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will continue to apply, and Private Exchange Securities in global form with the restricted securities legend set forth in
         Exhibit 1 hereto will be available to

         Holders that exchange such Initial Securities in such Private Exchange.

                  (vi) Upon a sale or transfer of any Initial Security acquired pursuant to Regulation S, all requirements pertaining to legends on such Initial Security will cease to apply, the requirements requiring any such Initial Security be issued in global form will continue to apply, and an Initial Security in global form without the restricted security legend set forth in Exhibit 1 hereto will be available to the transferee of the Holder of such Initial Securities.

                  (e) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for certificated or Definitive Securities, redeemed, repurchased or cancelled, such Global Security shall be returned by the Depository to the Trustee for cancellation or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated or Definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

                  (f) No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         2.4  Certificated Securities

                  (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depository notifies the Company that it is unwilling or unable to continue as a Depository for such Global Security or if at any time the Depository ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice or after it becomes aware of such ineligibility, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

                  (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct. Any certificated Initial Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(d), bear the restricted securities legend set forth in Exhibit 1 hereto.

                  (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (d) In the event of the occurrence of either of the events specified in Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                                                                       EXHIBIT 1
                                                                   to APPENDIX A


                       [FORM OF FACE OF INITIAL SECURITY]

                           [Global Securities Legend]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                         [Restricted Securities Legend]

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A LETTER WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (5) PURSUANT TO AN

EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. EACH HOLDER OF THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITU TIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

                         [Definitive Securities Legend]

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                           -------------------------
                    9 3/4% Senior Subordinated Note Due 2009
                           -------------------------

No. _______                                                    [up to]* $_______

                                                          CUSIP No. [          ]

                  VINTAGE PETROLEUM, INC., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum [set forth in the attached Schedule of Increases and Decreases in Global Security]* [of $___________]** on June 30, 2009, and to pay interest thereon from January 26, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 30 and December 30 in each year, commencing June 30, 1999, at the rate of 9 3/4% per annum, both before and after default, with interest upon overdue interest at the same rate (to the extent legally permitted) until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest

--------
    * Insert for Global Securities

   ** Insert for Certificated Securities
may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                        VINTAGE PETROLEUM, INC.


                                        By
                                           -------------------------------------

                                        By
                                           -------------------------------------

                  This is one of the Company's 9 3/4% Senior Subordinated Notes Due 2009 referred to in the within-mentioned Indenture.

Dated:


                                        The Chase Manhattan Bank, As Trustee


                                        By
                                          --------------------------------------
                                                  Authorized Officer

                      [FORM OF REVERSE OF INITIAL SECURITY]

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued under an Indenture, dated as of January 26, 1999 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  [This Security is one of the Original Securities referred to in the Indenture issued in an aggregate principal amount of $150,000,000. The Securities include the Original Securities, up to $50,000,000 aggregate principal amount of additional Initial Securities that may be issued under the Indenture and any Exchange Securities issued in exchange for Initial Securities. The Original Securities, such additional Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture.] [This Security is one of up to $50,000,000 aggregate principal amount of additional Initial Securities that may be issued under the Indenture. The Securities include such additional Securities, the Original Securities in an aggregate principal amount of $150,000,000 previously issued under the Indenture and any Exchange Securities issued in exchange for Initial Securities. The additional Initial Securities, the Original Securities and the Exchange Securities are treated as a single class of securities under the Indenture.]

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after February 1, 2004, in whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12- month period beginning February 1 of the years indicated:

                                              Redemption
           Year                                 Price
           ----                                 -----

           2004                               104.875%
           2005                               103.250%
           2006                               101.625%

and thereafter, beginning February 1, 2007, at a Redemption Price equal to 100% of the principal amount, together, in the case of any such redemption, with accrued and unpaid interest (if any) to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of the Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  Notwithstanding the foregoing, prior to February 1, 2002, the Company may redeem, at any time or from time to time, up to 331/3% of the original aggregate principal amount of Securities actually issued, at a Redemption Price of 109.750% of the principal amount thereof plus accrued and unpaid interest, if any, to the Redemption Date (but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of the Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture) with the net proceeds of one or more Public Equity Offerings of the Company, provided that at least 662/3% of the original aggregate principal amount of the Securities actually issued remains outstanding after the occurrence of such redemption and provided, further, that such redemption shall occur not later than 75 days after the date of the closing of any such Public Equity Offering and upon not less than 30 nor more than 60 days' prior notice.

                  In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to purchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be purchased plus accrued and unpaid interest thereon to the Change of Control Payment Date as provided in, and subject to the terms of, the Indenture.

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture provides that modifications and amendments of the Indenture may be made by the Company and the Trustee without the consent of any Holders of Securities in certain limited circumstances. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  [The holder of this Security is entitled to the benefits of a Registration Rights Agreement dated January 20, 1999 (the "Registration Rights Agreement"), between the Company and the Initial Purchaser named therein. Capitalized terms used in this paragraph but not defined herein have the meanings assigned to them in the Registration Rights Agreement. In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission on or prior to the 75th day following the date of original issuance of the Securities, (ii) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective on or prior to the 150th day following the date of the original issuance of the Securities, (iii) neither the Registered Exchange Offer has been consummated nor the Shelf Registration Statement has been declared effective on or prior to the 45th day following the date the Exchange Offer Registration Statement is declared effective under the Securities Act, or
(iv) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of the Securities at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Rights Agreement (each such event referred to in clauses (i) through (iv) above being referred to herein as a "Registration Default"), then, as liquidated damages for such Registration Default, additional interest (the "Special Interest") shall accrue (in addition to stated interest on the Securities) from and including the date on which the first such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, in an amount equal to $.05 per calendar week per $1,000 principal amount of the Securities; provided, however, that such rate shall increase by an amount equal to $.05 per calendar week per $1,000 principal amount of the Securities from and including the 91st day after the first such Registration

Default (and each successive 91st day thereafter) unless and until all Registration Defaults have been cured; provided further, however, that in no event shall the Special Interest exceed $.30 per calendar week per $1,000 principal amount of the Securities. The Special Interest will be payable in cash semiannually in arrears each June 30 and December 30 in the same manner and to the same Persons as regular interest.]1










--------
   1 Modify as necessary to conform to applicable Registration Rights Agreement.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                           agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him.


________________________________________________________________________________


Date:_______________________________ Your Signature:____________________________

________________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)     [ ]       to the Company; or

         (2)     [ ]       pursuant to an effective registration statement
                           under the Securities Act of 1933; or

         (3)     [ ]       inside the United States to a "qualified
                           institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)      [ ]      outside the United States in an offshore
                           transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

         (5)      [ ]      to an institutional "accredited investor" (as
                           defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter to be obtained from the Company); or

         (6)      [ ]      pursuant to another available exemption from
                           registration provided by Rule 144 under the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.




                                      -----------------------------------
                                              Your Signature
Signature Guarantee:


Date:______________________________        ____________________________________
Signature must be guaranteed by a          Signature of Signature
participant in a recognized                Guarantee
signature guaranty medallion
program or other signature
guarantor acceptable to the Trustee




________________________________________________________________________________

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      --------------------------        ------------------------------------
                                        NOTICE:  To be executed by an executive
                                                 officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The initial principal amount of this Global Security is
$[          ]. The following increases or decreases in this Global Security have been made:

Date of                  Amount of decrease      Amount of increase      Principal amount of      Signature of
Exchange                 in Principal  Amount    in Principal Amount     this Global Security     authorized signatory
                         of this Global          of this Global          following such           of Trustee or
                         Security                Security                decrease or increase     Securities Custodian



                                                                       EXHIBIT A



                           [FORM OF FACE OF SECURITY]

                           [Global Securities Legend]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                                  $150,000,000
                          ----------------------------
                    9 3/4% Senior Subordinated Note Due 2009
                          ----------------------------


No.________                                                   [up to]* $ _______
                                                       CUSIP No. [             ]

                  VINTAGE PETROLEUM, INC., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum [set forth in the attached Schedule of Increases and Decreases in Global Security]* [of $___________]** on June 30, 2009, and to pay interest thereon from January 26, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 30 and December 30 in each year, commencing June 30, 1999, at the rate of 9 3/4% per annum, both before and after default, with interest upon overdue interest at the same rate (to the extent legally permitted) until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest

--------

   *  Insert for Global Securities

   ** Insert for Certificated Securities
may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                             VINTAGE PETROLEUM, INC.


                                             By
                                               --------------------------------

                                             By
                                               --------------------------------

                  This is one of the Company's 9 3/4% Senior Subordinated Notes Due 2009 referred to in the within-mentioned Indenture.

Dated:


                                             The Chase Manhattan Bank,
                                             As Trustee


                                             By
                                               ---------------------------------
                                                      Authorized Officer

                          [FORM OF REVERSE OF SECURITY]



                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued under an Indenture, dated as of January 26, 1999 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  This Security is one of the Exchange Securities referred to in the Indenture issued in exchange for Initial Securities. The Securities include the Exchange Securities, the Original Securities in the aggregate principal amount of $150,000,000 and up to $50,000,000 aggregate principal amount of additional Initial Securities. The Exchange Securities, the Original Securities and such additional Initial Securities are treated as a single class of securities under the Indenture.

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after February 1, 2004, in whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12- month period beginning February 1 of the years indicated:

                                                   Redemption
                Year                                 Price
                ----                                 -----
                2004                               104.875%
                2005                               103.250%
                2006                               101.625%

and thereafter, beginning February 1, 2007, at a Redemption Price equal to 100% of the principal amount, together, in the case of any such redemption, with accrued and unpaid interest (if any) to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of the Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  Notwithstanding the foregoing, prior to February 1, 2002, the Company may redeem, at any time or from time to time, up to 33-1/3% of the original aggregate principal amount of Securities actually issued, at a Redemption Price of 109.750% of the principal amount thereof plus accrued and unpaid interest, if any, to the Redemption Date (but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of the Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture) with the net proceeds of one or more Public Equity Offerings of the Company, provided that at least 66-2/3% of the original aggregate principal amount of the Securities actually issued remains outstanding after the occurrence of such redemption and provided further, that such redemption shall occur not later than 75 days after the date of the closing of any such Public Equity Offering and upon not less than 30 nor more than 60 days' prior notice.

                  In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to purchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be purchased plus accrued and unpaid interest thereon to the Change of Control Payment Date as provided in, and subject to the terms of, the Indenture.

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture provides that modifications and amendments of the Indenture may be made by the Company and the Trustee without the consent of any Holders of Securities in certain limited circumstances. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                                                                               6
                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                           agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:_____________________________            __________________________________
                                              Your Signature

________________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:


Date:_______________________________       _____________________________________
Signature must be guaranteed by a          Signature of Signature
participant in a recognized                Guarantee
signature guaranty medallion
program or other signature
guarantor acceptable to the Trustee




________________________________________________________________________________